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Compensation Discussion and Analysis

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.           )

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TrueCar, Inc.
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TrueCar Buy Smarter. Drive Happier.

Proxy Statement and Notice of Annual Meeting of Stockholders

2020

Notice of 2020 Annual Meeting of Stockholders

DATE
Thursday, May 21, 2020

TIME
8:30 a.m. Pacific Time

PLACE
www.virtualshareholdermeeting.com/True2020

RECORD DATE
March 26, 2020

YOUR VOTE IS IMPORTANT

YOU CAN VOTE IN ONE OF THREE WAYS

INTERNET Visit the website noted on your proxycard to vote online.

TELEPHONE Use the toll-free telephone number on your proxy card to vote by telephone.

MAIL Sign, date, and return your proxy card in the enclosed envelope to vote by mail.

ITEMS OF BUSINESS

1.
To elect three Class III directors to serve until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified;
2.
To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;
3.
To approve, on an advisory basis, the fiscal 2019 compensation of our named executive officers; and
4.
To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

We are pleased to invite you to attend our 2020 Annual Meeting of Stockholders. Our board of directors has fixed the close of business on March 26, 2020 as the record date for the Annual Meeting. Only stockholders of record as of March 26, 2020 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

Sincerely,

Michael Darrow
President and Chief Executive Officer
Santa Monica, California

April 8, 2020

Your vote is important. Whether or not you plan to attend the Annual Meeting by live webcast, we urge you to submit your vote on the Internet or by telephone or mail to ensure your shares are represented. For specific instructions on how to vote your shares, please refer to the section entitled "General Information" and the instructions on the Notice of Internet Availability. For additional instructions on voting by telephone or the Internet, please refer to your proxy card. Returning the proxy does not deprive you of your right to attend the virtual meeting and to vote your shares at the virtual meeting. Please vote as soon as possible.

The Annual Meeting will be a completely virtual meeting of stockholders. All stockholders are cordially invited to attend the Annual Meeting by live webcast. You will not be able to attend the Annual Meeting in person. As described in more detail in the accompanying proxy statement, our board of directors believes that holding a virtual stockholder meeting facilitates attendance, increases participation and communication and offers significant time and cost savings to us and our stockholders and therefore has chosen this over an in-person meeting. To participate, vote or submit questions during the Annual Meeting by live webcast, please visit www.virtualshareholdermeeting.com/True2020.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, we are once again pleased to provide our stockholders access to our proxy materials on the Internet at http://materials.proxyvote.com/89785L rather than in paper form. The Notice of Internet Availability, which contains instructions on how to access the proxy materials and our 2019 Annual Report to Stockholders, is first being given or sent on or about April 8, 2020 to our stockholders entitled to vote at the Annual Meeting. Our stockholders will also have the ability to request that a printed set of the proxy materials be sent to them by following the instructions in the Notice of Internet Availability.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 21, 2020: This proxy statement, along with the 2019 Annual Report to Stockholders, is available at the following website: http://materials.proxyvote.com/89785L.

By furnishing a Notice of Internet Availability and access to our proxy materials by the Internet, we are lowering the costs and reducing the environmental impact of our Annual Meeting.

The Notice of Internet Availability will also provide instructions on how you may request electronic or paper delivery of future proxy materials. If you choose to receive electronic delivery of future proxy materials, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by electronic or paper delivery will remain in effect until you terminate it. We encourage you to choose to receive future proxy materials by electronic delivery, which will (i) allow us to provide you with the information you need in a more timely manner, (ii) reduce printing and mailing documents to you and (iii) conserve natural resources.

2020 ANNUAL PROXY STATEMENT

Proxy Statement Summary

This summary highlights selected information in this Proxy Statement. Please review the entire document before voting.

ANNUAL MEETING OF STOCKHOLDERS

DATE	TIME	PLACE	RECORD DATE
May 21, 2020	8:30 a.m. Pacific Time	www.virtualshareholder meeting.com/True2020	March 26, 2020

PROPOSALS AND BOARD RECOMMENDATIONS

Proposals		Board Recommendation	Page Reference
1	Election of Directors	FOR	66

2	Ratification of independent registered public accounting firm	FOR	67

3	Advisory vote on executive compensation	FOR	69

HOW TO VOTE

INTERNET Visit the website noted on your proxycard to vote online.	MAIL Sign, date, and return your proxy card in the enclosed envelope to vote by mail.

TELEPHONE Use the toll-free telephone number on your proxy card to vote by telephone.	IN PERSON You will not be able attend the Annual Meeting in Person.

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2020 ANNUAL PROXY STATEMENT	Proxy Summary

SNAPSHOT OF BOARD OF DIRECTORS

				TrueCar Committees

	Age	Director Since	Independent	Audit Committee	Compensation & Workforce Committee	Executive Committee	Nominating and Corporate Governance Committee

Michael D. Darrow Director and President & CEO	62	2020	NO

Robert E. Buce Director	71	2005	YES	o		•

Christopher W. Claus* Director and Chairman of the Board	59	2014	YES	•	•	o

John Krafcik(1) Director	58	2014	YES

Erin N. Lantz Director	40	2016	YES	•			•

Philip G.J. McKoy Director	47	2018	YES				•

John W. Mendel Director	65	2017	YES		•	•	o

Wesley A. Nichols Director	55	2016	YES		o	•	•

Ion A. Yadigaroglu Director	50	2007	YES

o Chairperson • Member * Chairman of the Board
(1)
Mr. Krafcik resigned from the Board effective March 31, 2020.

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2020 ANNUAL PROXY STATEMENT	Proxy Summary

COMPENSATION PROGRAM FOR 2019

Below are the primary components of our 2019 executive compensation program:

CEO

27%
Base Salary and Cash Stipend
15%
Cash Bonus
58%
Long-Term Equity Incentive Awards

Other NEOs Serving at Year End

19%
Base Salary
10%
Cash Bonus
71%
Long-Term Equity Incentive Awards

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2020 ANNUAL PROXY STATEMENT

Executive Officers, Directors and Corporate Governance

  Executive Officers and Directors

The following table sets forth the names, ages and positions of our executive officers and directors as of March 31, 2020:

Name	Age	Position
Executive Officers
Michael D. Darrow	62	President and Chief Executive Officer, and a Director
Noel B. Watson	44	Chief Financial Officer and Chief Accounting Officer
Simon E. Smith	50	Executive Vice President of Dealer Sales & Service
Jeffrey J. Swart	52	Executive Vice President, General Counsel and Secretary
Non-Employee Directors
Robert E. Buce	71	Director
Christopher W. Claus	59	Director and Chairman of the Board
John Krafcik(1)	58	Director
Erin N. Lantz	40	Director
Philip G.J. McKoy	47	Director
John W. Mendel	65	Director
Wesley A. Nichols	55	Director
Ion A. Yadigaroglu	50	Director

(1)
On March 25, 2020, Mr. Krafcik resigned from the Board effective at the end of the day on March 31, 2020, and the Board subsequently decreased the size of the Board from nine to eight directors.

  Executive Officers

       Michael D. Darrow has served as our President, Chief Executive Officer and a member of our Board since March 2020. From November 2017 until March 2020, he served as our Executive Vice President of Partner and OEM Development and served as our Executive Vice President of OEM Development from March 2017 to November 2017. Mr. Darrow has also served as the President of our subsidiary, ALG, Inc., since January 2018. From June 2016 until he joined us, Mr. Darrow was an Automotive Industry Consultant for Inventory Command Center LLC, before which Mr. Darrow served in numerous roles at Edmunds.com Inc. from July 2000 to August 2014, including as Chief Executive Officer of Edmunds Data Services, Executive Vice President of Sales and Chief Sales Officer. Mr. Darrow holds a B.S. in Economics from Allegheny University.

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2020 ANNUAL PROXY STATEMENT	Executive Officers, Directors and Corporate Governance

We believe that Mr. Darrow is qualified to serve as a member of our Board because of his substantial industry, operational and business strategy expertise, developed over more than 20 years of service in the online automotive industry, and his working relationships with many key customers, partners and industry participants.

       Noel B. Watson has served as our Chief Financial Officer and Chief Accounting Officer since June 2019. From February 2016 until he joined us, Mr. Watson was the Chief Accounting Officer and Vice President of Finance and Accounting of TripAdvisor, Inc., an online travel company that assists travelers by providing user-generated content, price comparison tools and online reservation and related services for accommodations, travel activities and restaurants around the world, and from February 2013 to February 2016, he served as TripAdvisor's Vice President of Accounting and Controller. Before that, Mr. Watson worked in various other accounting roles for TripAdvisor and Expedia, Inc., a travel booking website. Mr. Watson holds a B.A. in Accounting from Bryant University.

       Simon E. Smith has served as our Executive Vice President of Dealer Sales & Service since June 2019. From July 2015 until June 2019, he served as our Senior Vice President of Dealer Development, and as our Vice President of Trade Operations from July 2012 until July 2015. Before joining us, Mr. Smith was the National Sales Director for AutoNation, Inc., the largest automotive retailer in the United States, and before that he spent eight years at CarsDirect.com, Inc. (now known as Internet Brands, Inc.), an online automotive research portal and car-buying service as Vice President of Sales and Operations, after beginning his career at Mercedes-Benz UK Ltd., the UK subsidiary of Daimler AG, a German multinational automobile manufacturer. Mr. Smith attended the University of Canterbury in New Zealand.

       Jeffrey J. Swart has served as our Executive Vice President, General Counsel and Secretary since July 2017. From January 2016 to July 2017, Mr. Swart served as our Senior Vice President, General Counsel and Secretary and he served as our Senior Vice President & Deputy General Counsel from April 2014 until December 2015. From May 1998 until he joined us, Mr. Swart practiced law at the law firm of Alston & Bird LLP, where he was a litigation partner. Before joining Alston & Bird, Mr. Swart served for two years as a law clerk to Judge Edward Carnes of the United States Court of Appeals for the Eleventh Circuit. Mr. Swart has substantial experience in complex commercial litigation. Mr. Swart holds a J.D. from the Emory University School of Law and a B.B.A. from the Goizueta Business School at Emory University.

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2020 ANNUAL PROXY STATEMENT	Executive Officers, Directors and Corporate Governance

Board of Directors

Director Since: 2005 Age: 71 Independent Current Committee Memberships: • Audit Committee • Executive Committee

ROBERT E. BUCE

Recent Business Experience:

Robert E. Buce has served as a member of our Board since April 2005. Mr. Buce served as our Executive Vice President and Chief Financial Officer from September 2005 to September 2008. Before joining us, Mr. Buce founded and served as Chief Financial Officer and a senior member of the management team of Build-To-Order, Inc., an automotive company focused on modularized outsourced manufacturing of vehicles. Before Build-To-Order, Mr. Buce held a variety of senior management positions, including Managing Partner, at KPMG LLP, an accounting and advisory firm, and served as Managing Director at BearingPoint, Inc., a related consulting firm. Mr. Buce also served on the board of directors of KPMG LLP from March 1991 to November 1995. Since July 2000, Mr. Buce has served as Chairman of PalisadesHoldings, a sole proprietorship providing independent advisory assistance to a variety of technology services and consumer products and services commercial enterprises. From 2011 to 2013, Mr. Buce served on the board of directors of Intersection Technologies, Inc., the parent company of F&I Express, a provider of software and services to the automotive industry. Mr. Buce is a Certified Public Accountant (inactive) in the State of California and a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants. Mr. Buce holds a B.S. in Mechanical Engineering from Lehigh University and an M.B.A. from the Anderson School of Management at the University of California, Los Angeles.

Reasons for Nomination:

We believe that Mr. Buce is qualified to serve as a member of our Board because of the experience he gained from serving as our Chief Financial Officer, the substantial corporate governance, operational and financial expertise he gained from serving as Managing Partner at KPMG LLP, as Managing Director at BearingPoint and on the boards of directors and boards of advisors of several private companies. As the longest-serving member of our Board, we also value his deep understanding of our business as it has evolved over time.

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2020 ANNUAL PROXY STATEMENT	Executive Officers, Directors and Corporate Governance

Board Since: 2014 Board Chair Since: 2016 Age: 59 Independent Current Committee Memberships: • Compensation and Workforce Committee • Executive Committee • Audit Committee

CHRISTOPHER W. CLAUS

Recent Business Experience:

Christopher Claus has served as a member of our Board since April 2014 and as Chairman of the Board since February 2016. From December 1994 to March 2014, Mr. Claus served in various senior executive roles at the United Services Automobile Association, or USAA, a Fortune 150 diversified financial services company, most recently as Executive Vice President of USAA Enterprise Advice Group and President of USAA Financial Services Group. Previously, he served as the Senior Vice President and then President of USAA Investment Management Company. Mr. Claus also served as USAA's Vice President of Investment Sales and Service. Before USAA, Mr. Claus was Vice President of Equity Trading and Retirement Plans at Norwest Investment Services, Inc, a venture and growth equity investment firm. In June 2017, Mr. Claus joined the board of directors of Citizens, Inc., a provider of insurance and reinsurance services. Mr. Claus holds a B.A. in Business Administration from the University of Minnesota Duluth and an M.B.A. from the University of St. Thomas.

Reasons for Nomination:

We believe that Mr. Claus is qualified to serve as a member of our Board because of his substantial business strategy and corporate development and governance expertise gained as an executive and counselor at several companies in the finance industry.

Director Since: 2016 Age: 40 Independent Current Committee Memberships: • Audit Committee • Nominating and Corporate Governance Committee

ERIN N. LANTZ

Recent Business Experience:

Erin N. Lantz has served as a member of our Board since November 2016. Ms. Lantz is a technology executive and strategic general manager. Most recently she was the Vice President and General Manager of Mortgages at Zillow Group, Inc., an online real estate database company, where she worked from 2010 through October 2019. Just before joining Zillow, Ms. Lantz was Senior Vice President at Bank of America Corporation, a U.S. multinational investment bank and financial services company, where she led the Direct-to-Consumer purchase home loan business. Before entering the mortgage industry, Ms. Lantz worked at the Boston Consulting Group, a global management consulting firm, as an Associate. From September 2016 until August 2018, Ms. Lantz served on the board of directors of Washington Federal, Inc., a bank holding company. Ms. Lantz holds a B.A. in Political Science, Philosophy and Economics from the University of Pennsylvania and an M.B.A. from Harvard Business School.

Reasons for Nomination:

We believe that Ms. Lantz is qualified to serve as a member of our Board because of her extensive knowledge in finance, consumer behavior, online marketplaces and financial consumer technology.

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2020 ANNUAL PROXY STATEMENT	Executive Officers, Directors and Corporate Governance

Director Since: 2018 Age: 47 Independent Current Committee Memberships: • Nominating and Corporate Governance Committee

PHILIP G.J. MCKOY

Recent Business Experience:

Philip G.J. McKoy has served as a member of our Board since October 2018. Since July 2016, Mr. McKoy has served as the Chief Information Officer of United Healthcare Services, Inc., a business of UnitedHealth Group, a diversified health and well-being company. From January 2016 to June 2016, Mr. McKoy served as Senior Vice President and Chief Information Officer for Global Loyalty Solutions at Aimia Inc., a data-driven marketing and loyalty analytics company, and from July 2014 to December 2015, Mr. McKoy served as Aimia's Senior Vice President and Chief Information Officer of the U.S. Region. Before joining Aimia, Mr. McKoy served in various roles at Target Corporation, a U.S. department store retailer, including as Vice President of Target.com from November 2011 through January 2014, where he was responsible for leading the customer-facing digital experience. Mr. McKoy has a B.A. in Political Science from Washington and Lee University and an M.A. in International Affairs from the Josef Korbel School of International Studies at the University of Denver.

Reasons for Nomination:

We believe that Mr. McKoy is qualified to serve as a member of our Board because of his extensive knowledge in information security, technology strategy and digital business operations.

Director Since: 2017 Age: 65 Independent Current Committee Memberships: • Compensation and Workforce Committee • Nominating and Corporate Governance Committee • Executive Committee

JOHN W. MENDEL

Recent Business Experience:

John W. Mendel has served as a member of our Board since May 2017. Mr. Mendel served as the Executive Vice President, Automobile Division, of American Honda Motor Company, the U.S. subsidiary of Honda Motor Company, Ltd., a Japanese multinational automaker, from November 2004 until April 2017. Before Honda, Mr. Mendel worked for Ford Motor Company, a U.S. multinational automaker, from July 1976 until November 2004 in various roles, serving most recently as Chief Operating Officer of Mazda Motor of America, Inc., the U.S. subsidiary of Mazda Motor Corporation, a Japanese multinational automaker and, at the time, a business partner of Ford. Since August 2018, Mr. Mendel has served on the board of directors of LKQ Corporation, a global distributor of vehicle products. Mr. Mendel has a B.A. in Business and Economics from Austin College and an M.B.A. from the Fuqua School of Business at Duke University.

Reasons for Nomination:

We believe that Mr. Mendel is qualified to serve as a member of our Board because of his substantial corporate development, business strategy and automotive expertise gained as an executive in the automotive industry.

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2020 ANNUAL PROXY STATEMENT	Executive Officers, Directors and Corporate Governance

Director Since: 2016 Age: 55 Independent Current Committee Memberships: • Compensation and Workforce Committee • Nominating and Corporate Governance Committee • Executive Committee

WESLEY A. NICHOLS

Recent Business Experience:

Wesley A. Nichols has served as a member of our Board since November 2016. Since April 2018, Mr. Nichols has served as a strategic adviser to Snap Inc., a camera application company, and since January 2017, Mr. Nichols has been advising select portfolio companies of Upfront Ventures as a Board Partner and select multinational companies as a strategic adviser through Incrementum LLC, a strategic advisory and investment firm he co-founded in 2017. Mr. Nichols was the Chief Strategy Officer of Neustar, Inc., a global provider of real-time information services and analytics, from December 2015 until February 2017. Mr. Nichols co-founded MarketShare, LLC, a provider of advanced analytic solutions and software, in 2005 and served as its Chief Executive Officer from January 2005 until its acquisition by Neustar in December 2015. Mr. Nichols served on the board of directors of BJ's Restaurants, Inc. from December 2013 until June 2018, and on the board of directors of comScore, Inc. from October 2017 until October 2018. Mr. Nichols holds a B.A. in Psychology from Randolph-Macon College and an M.A. in Business Management from Johns Hopkins University.

Reasons for Nomination:

We believe that Mr. Nichols is qualified to serve as a member of our Board because of his extensive knowledge in analytics, marketing optimization and digital technology.

Director Since: 2007 Age: 50 Independent Current Committee Memberships:

ION A. YADIGAROGLU

Recent Business Experience:

Ion A. Yadigaroglu has served as a member of our Board since August 2007. Since July 2004, Mr. Yadigaroglu has served as a Managing Principal at Capricorn Investment Group LLC, an investment firm. Mr. Yadigaroglu holds a Masters in Physics from Eidgenössische Technische Hochschule Zürich in Switzerland and a Ph.D. in Astrophysics from Stanford University.

Reasons for Nomination:

We believe that Mr. Yadigaroglu is qualified to serve as a member of our Board because of his substantial corporate finance, business strategy and corporate development expertise gained from his holding various executive positions and from his significant experience in the capital industry, analyzing, investing in and serving on the boards of directors of various private technology companies. We also value his perspective as a representative of one of our significant stockholders.

Our executive officers are appointed by, and serve at the discretion of, our Board. There are no family relationships among any of our directors or executive officers.

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2020 ANNUAL PROXY STATEMENT	Executive Officers, Directors and Corporate Governance

  Board Composition

Our business and affairs are managed under the direction of our Board. The number of directors is fixed by our Board, subject to the terms of our Amended and Restated Certificate of Incorporation, or Charter, and our Amended and Restated Bylaws, or Bylaws, that became effective at the completion of our initial public offering. As of April 1, 2020, our Board consists of eight directors, seven of whom qualify as "independent" under the listing standards of the Nasdaq Stock Market, which we refer to as Nasdaq.

In accordance with our Charter and Bylaws, our Board is divided into three classes with staggered three-year terms. Only one class of directors is elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our directors are divided among the three classes as follows:

  •
  the Class I directors are Ms. Lantz and Messrs. Darrow and Yadigaroglu, and their terms will expire at the annual meeting of stockholders to be held in 2021;

  •
  the Class II directors are Messrs. Buce and Nichols, and their terms will expire at the annual meeting of stockholders to be held in 2022; and

  •
  the Class III directors are Messrs. Claus, McKoy and Mendel, and their terms will expire at the Annual Meeting.

Messrs. Claus, McKoy and Mendel are standing for election at the Annual Meeting.

The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control. Under Delaware law, our directors may only be removed for cause by the affirmative vote of the holders of a majority of our outstanding voting stock. Our directors may not be removed by our stockholders without cause.

Any increase or decrease in the number of directors must be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

  Board Meetings and Director Communications

During 2019, the Board held nine meetings. With the exception of Mr. Yadigaroglu, who attended 27% of the aggregate of the total number of meetings of the Board and the total number of meetings of the nominating and corporate governance committee of the Board, each director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he or she served during the periods that he or she served in 2019. Directors are also encouraged to attend our annual stockholder meetings absent an unavoidable and irreconcilable conflict. Each member of our Board attended our 2019 annual meeting of stockholders.

Stockholders and other interested parties may communicate with the non-management members of the Board by mail to our principal executive offices addressed to the intended recipient and care of our Corporate Secretary. Our Corporate Secretary will review all incoming stockholder communications (except for mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and route such communications as appropriate to the Board or an individual director.

  Policy Regarding Nominations

Our Board is responsible for identifying and nominating candidates for election to the Board. The Board considers recommendations from directors, stockholders and others, as it deems appropriate. In evaluating director candidates, our Board considers factors such as character, integrity, judgment, diversity, including diversity in terms of gender, race, ethnicity and experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest and other commitments. Our Board evaluates these factors, among others,

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2020 ANNUAL PROXY STATEMENT	Executive Officers, Directors and Corporate Governance

and does not assign any particular weighting or priority to any of these factors. Our Board considers these factors in light of the specific needs of the Board at that time and also considers advice and recommendations from our President and Chief Executive Officer.

We have paid fees to a third party search firm to assist the Board in identifying and evaluating potential candidates for nomination. Search firms retained to assist our Board in seeking candidates for the Board are instructed to seek to include diverse candidates in terms of race and gender.

  Director Independence

Our Board reviewed the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our Board determined that none of Ms. Lantz or Messrs. Buce, Claus, Krafcik, McKoy, Mendel, Nichols or Yadigaroglu has a relationship that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under the applicable rules and regulations of the SEC and Nasdaq's listing standards. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. The Board also determined that each of Messrs. Claus, Mendel and Nichols is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act.

  Board Committees

Our Board has an audit committee, a compensation and workforce committee, an executive committee and a nominating and corporate governance committee. The Company also has a standing disclosure committee. The composition and responsibilities of each of the committees of our Board are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees operates under a written charter adopted by our Board that is available on the Investor Relations section of our website at http://ir.truecar.com/corporate-governance.

  Audit Committee

Our audit committee is comprised of Messrs. Buce and Claus and Ms. Lantz. Mr. Buce serves as the chairperson of the audit committee. Each member of our audit committee meets the requirements for independence of audit committee members under current Nasdaq listing standards and SEC rules and regulations. Each member of our audit committee meets the financial literacy requirements of the current Nasdaq listing standards. In addition, our Board has determined that Mr. Buce qualifies as an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Exchange Act. During 2019, the audit committee held eight meetings. The responsibilities of our audit committee include, among other things:

  •
  selecting and hiring the independent registered public accounting firm to audit our financial statements;

  •
  helping to ensure the independence and performance of the independent registered public accounting firm;

  •
  approving audit and non-audit services and fees;

  •
  reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

  •
  reviewing and discussing with management and the independent registered public accounting firm our policies with respect to earnings press releases and financial information and earnings guidance provided to the public;

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2020 ANNUAL PROXY STATEMENT	Executive Officers, Directors and Corporate Governance

  •
  preparing the audit committee report for inclusion in our annual proxy statement;

  •
  reviewing reports and communications from the independent registered public accounting firm;

  •
  reviewing our compliance with applicable laws and regulations, the adequacy and effectiveness of our legal, regulatory and ethical compliance policies and any material legal or regulatory matters relating to our financial statements, accounting policies or compliance procedures;

  •
  reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;

  •
  reviewing the risks we face, our major financial risk exposures and the steps we have taken to monitor and control those exposures, including our guidelines and policies with respect to risk assessment and management;

  •
  reviewing related-party transactions;

  •
  administering our whistleblower policy setting forth procedures for the receipt, retention and treatment of accounting-related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters; and

  •
  reviewing and assessing annually the audit committee charter and the committee's performance.

Our audit committee operates under a written charter that satisfies the applicable rules of the SEC and Nasdaq's listing standards.

  Compensation and Workforce Committee

We refer to our compensation and workforce committee as the compensation committee. Our compensation committee is comprised of Messrs. Nichols, Claus and Mendel. Mr. Nichols serves as the chairperson of the compensation committee. The composition of our compensation committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of the compensation committee is also a non-employee director, as defined by Rule 16b-3 under the Exchange Act. The purpose of our compensation committee is to oversee our compensation policies, plans and benefit programs, significant matters related to our workforce and to discharge the responsibilities of our Board relating to the compensation of our executive officers. During 2019, the compensation committee held six meetings. The responsibilities of our compensation committee include, among other things:

  •
  overseeing our overall compensation philosophy and compensation policies, plans and benefit programs;

  •
  reviewing and approving our executive officers' annual base salary, annual and quarterly incentive bonus (including the specific goals and amounts), equity compensation, employment agreements, severance agreements, change in control arrangements and other benefits, compensation or related arrangements;

  •
  reviewing, discussing with management and recommending to the Board our compensation-related disclosures required by the rules and regulations of the SEC, preparing the compensation committee report and overseeing our submissions to stockholders on executive compensation matters;

  •
  reviewing, approving and administering our compensation plans and programs, including our equity compensation plans, our director compensation program, our stock ownership guidelines and clawback policy and our 401(k) plan;

  •
  overseeing our programs and strategies related to talent development, succession planning, talent retention and development and our geographical footprint; and

  •
  reviewing and assessing annually the compensation committee charter and the committee's performance.

Our compensation committee operates under a written charter that satisfies the applicable rules of the SEC and Nasdaq's listing standards.

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2020 ANNUAL PROXY STATEMENT	Executive Officers, Directors and Corporate Governance

  Executive Committee

Our executive committee is comprised of the chairperson of the Board and the chairpersons of each of the committees of the Board. Mr. Claus serves as the chairperson of the executive committee. The executive committee was established in February 2020, and so did not hold any meetings during 2019. The purpose of the executive committee is to assist with coordinating the Board's activities and to be in a position to act expeditiously with the full authority of the Board in the intervals between meetings of the Board, but the executive committee may not:

  •
  adopt, amend or repeal, or recommend that our stockholders adopt, amend or repeal, any portion of our Charter or Bylaws;

  •
  approve or adopt, or recommend to our stockholders, any action expressly required by law to be submitted to the stockholders for approval;

  •
  authorize our execution or delivery of definitive documentation, or make a recommendation to our stockholders on behalf of the Board, with respect to certain material M&A transactions; or

  •
  take any action that applicable law, the Charter, the Bylaws or a resolution of the Board reserves to the Board alone.

The executive committee operates under a written charter.

  Nominating and Corporate Governance Committee

We refer to our nominating and corporate governance committee as our nominating committee. From January 1, 2019 until March 20, 2019, the nominating committee was comprised of Messrs. Mendel, McKoy, Nichols and Yadigaroglu and Ms. Lantz. On March 20, 2019, Mr. Yadigaroglu was removed from the nominating committee. Mr. Mendel served as the chairperson of the nominating committee throughout 2019. The composition of our nominating committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. During 2019, the nominating and corporate governance committee held two meetings. The responsibilities of our nominating committee include, among other things:

  •
  determining the qualifications, qualities, skills and other expertise required to be a director and recommending appropriate criteria to the Board for its approval;

  •
  identifying, evaluating and making recommendations to our Board regarding nominees for election to our Board and its committees and reviewing and considering any nominations of director candidates validly made by stockholders;

  •
  evaluating and making recommendations to our Board regarding the composition, structure, organization and governance of our Board and its committees;

  •
  developing, adopting, periodically reviewing and overseeing our corporate governance policies, procedures and guidelines, and reviewing, considering and recommending to the Board potential changes to our Charter or Bylaws;

  •
  reviewing any proposals properly submitted by stockholders for action at our annual meeting of stockholders and making recommendations to the Board regarding action to be taken in response to each such proposal;

  •
  reviewing and monitoring compliance with our Code of Business Conduct and Ethics and investigating alleged breaches or violations thereof;

  •
  evaluating the performance and independence of individual directors and nominees; and

  •
  reviewing and assessing annually the nominating committee charter and the committee's performance.

13

2020 ANNUAL PROXY STATEMENT	Executive Officers, Directors and Corporate Governance

Our nominating committee believes that candidates for director should have certain minimum qualifications, including the highest professional and personal ethics and values, consistent with our Code of Business Conduct and Ethics, which is posted in the corporate governance section of our investor relations website at www.ir.truecar.com. Candidates should have broad experience and demonstrated excellence in their fields. In addition, candidates for director should have:

  •
  relevant expertise upon which to draw in offering advice and guidance to management and be committed to enhancing stockholder value;

  •
  sufficient time to devote to the affairs of the Company and to carry out their duties; and

  •
  the ability to exercise sound business judgment and provide insight and practical wisdom based on experience.

Each director must represent the interests of all stockholders. Their service on the boards of directors of other public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. The nominating committee retains the right to modify these qualifications from time to time.

The nominating committee reviews candidates for director in the context of the current composition of our Board, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the nominating committee considers the appropriate skills, experience and characteristics for members of the Board, including the appropriate role of diversity and such other factors as it deems appropriate given our current needs and those of our Board, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors, the nominating committee reviews a director's overall service during his or her term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair his or her independence. The nominating committee also determines whether the Board can determine that the nominee is independent under Nasdaq's listing standards.

The nominating committee uses a variety of methods for identifying and evaluating nominees for director. The committee periodically assesses the appropriate size of our Board and whether any vacancies on our Board are expected due to retirement or otherwise. Candidates may come to the attention of the nominating committee through current members of our Board, professional search firms, stockholders or other persons. The nominating committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board. The nominating committee meets to discuss and consider the candidates' qualifications and then selects a nominee for recommendation to our Board by majority vote. The nominating committee evaluates these candidates at its meetings, which may take place at any point during the year.

The nominating committee will consider candidates for our Board who meet the minimum qualifications as described above if properly recommended by stockholders holding at least one percent of the fully-diluted capitalization of the Company continuously for at least 12 months before the proposal. Proper recommendations will include the nominee's name, contact information, biography and qualifications as well as a consent signed by the nominee and a statement from the recommending stockholder in support of the nominee and should be directed to our Corporate Secretary at our principal executive offices.

Our nominating committee operates under a written charter that satisfies the applicable rules of the SEC and Nasdaq's listing standards.

  Disclosure Committee

Our disclosure committee is comprised of Mr. Watson, our Chief Financial Officer and Chief Accounting Officer; Mr. Darrow, our President and Chief Executive Officer; Mr. Swart, our General Counsel and Secretary, and other members of our management team. Messrs. Watson and Swart co-chair our disclosure committee. During 2019,

14

2020 ANNUAL PROXY STATEMENT	Executive Officers, Directors and Corporate Governance

the disclosure committee held four meetings, one before the filing of each quarterly and annual report filed in 2019. The responsibilities of our disclosure committee include, among other things:

  •
  assisting our Chief Executive Officer and Chief Financial Officer in fulfilling their responsibility to oversee the accuracy, completeness and timeliness of public disclosure made by the Company;

  •
  designing, adopting, implementing and monitoring appropriate procedures and policies to ensure accurate and timely collection of information for inclusion in our SEC filings; press releases containing financial information, earnings guidance, information about material acquisitions or dispositions or other material information; broadly disseminated correspondence; presentations of financial information or earnings guidance and other presentations to stockholders or the investment community; and disclosures relating to our results of operations and financial position or our securities posted to our website or through social media channels, which we collectively refer to as our Disclosure Statements;

  •
  establishing and reviewing timelines relating to the preparation and filing of our Disclosure Statements;

  •
  establishing policies and procedures to ensure relevant personnel timely report information potentially requiring disclosure;

  •
  participating in discussions and making recommendations to our Chief Executive Officer and Chief Financial Officer regarding decisions relating to the materiality of information and the determination of disclosure obligations with respect to Disclosure Statements;

  •
  establishing responsibility and lines of communication throughout our operations and business units for collecting relevant information on a timely basis, including making periodic inquiries with relevant personnel possessing information potentially requiring disclosure;

  •
  reviewing drafts of our Disclosure Statements, and discussing disclosure matters and our filings to ensure completeness and accuracy of content;

  •
  coordinating, as necessary, the review of our Disclosure Statements with our Chief Executive Officer, Chief Financial Officer, independent accountants, internal auditors, outside legal counsel and the audit committee; and

  •
  periodically reporting to the Chief Financial Officer and to the chairperson of the audit committee on disclosure issues and the committee's findings regarding the effectiveness of its procedures and policies, including any weaknesses identified therein or in our disclosure controls and procedures generally.

Our disclosure committee operates under a written charter adopted by our Chief Executive Officer and Chief Financial Officer.

  Compensation Committee Interlocks and Insider Participation

No member of our compensation committee has ever been an executive officer or employee of ours. Messrs. Nichols, Claus and Mendel served on our compensation committee throughout 2019. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board or compensation committee.

  Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that is applicable to all of our employees, officers and directors, including our President and Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The Code of Business Conduct and Ethics is available on our website at http://ir.truecar.com/corporate-governance. We intend to disclose on our website any amendments to the code, or any waivers of its requirements.

15

2020 ANNUAL PROXY STATEMENT	Executive Officers, Directors and Corporate Governance

  Board Leadership Structure

Our Board currently believes that we are best served by separating the roles of a Chairman of the Board and Chief Executive Officer. Mr. Darrow, our President and Chief Executive Officer, is the director with the most in-depth understanding of and experience in our industry. Consequently, Mr. Darrow is most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Christopher Claus serves as the Chairman of the Board. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from both within and outside the automotive industry, while our President and Chief Executive Officer brings company-specific perspective and industry expertise. Our Board believes that separating the roles of Chairman of the Board and Chief Executive Officer is the best leadership structure for us at the current time because it promotes the efficient and effective development and execution of our strategy and facilitates information flow between management and our Board, which are essential to effective governance. Additionally, we established an executive committee of the Board in February 2020 to allow the independent Board leadership a forum to meet, communicate and act more expeditiously.

  Board's Role in Risk Oversight

Management, which is responsible for day-to-day risk management, continually monitors the material enterprise risks we face, including strategic risks, operational risks, financial risks, credit risks, liquidity risks and legal and compliance risks.

The Board is responsible for overseeing our identification and management of, as well as planning for, those risks. The Board has delegated to certain committees oversight responsibility for those risks that are directly related to their area of focus (see descriptions of our Board committees' areas of responsibilities above) to identify, assess and mitigate risks facing the Company. The Board and its committees exercise their risk oversight function by receiving and evaluating reports from management and by making inquiries of management, as appropriate. In addition, the Board and its committees receive reports from our auditors and other consultants, and meet in executive sessions with these outside consultants. Each of our committees provides reports to the full Board, which enhances the Board's oversight of risk.

  Information on Compensation Risk Assessment

Management periodically reviews our incentive compensation programs at all levels within the organization. Employee cash bonuses are based on company-wide and individual performance, and management (with respect to our non-executive employees) and our compensation committee (with respect to our executive officers) have discretion to adjust bonus payouts. Equity awards for new hires are based on the employee's position, prior experience, qualifications and the market for particular types of talent; and any additional grants are based on employee performance and retention objectives. Equity awards generally have long-term vesting requirements to ensure that recipients' focus is on our long-term success. The compensation committee reviewed our incentive compensation structure during 2019. Based on this review, the compensation committee does not believe that our compensation policies and practices, taken as a whole, create risks that are reasonably likely to have a material adverse impact on us.

16

2020 ANNUAL PROXY STATEMENT	Executive Officers, Directors and Corporate Governance

  2019 Non-Employee Director Compensation

The following table presents compensation information for our non-employee directors during the year ended December 31, 2019. Directors who are also our employees receive no additional compensation for service as a director. Compensation paid to Mr. Darrow is discussed in "Executive Compensation."

Name	Fees Earned ($)	Stock Awards ($)(1)	Total ($)
Robert E. Buce	75,000	149,995	224,995
Christopher W. Claus	97,500	149,995	247,495
John Krafcik	55,000	149,995	204,995
Erin N. Lantz	70,000	149,995	219,995
Philip G.J. McKoy	60,000	149,995	209,995
John W. Mendel	72,500	149,995	222,495
Wesley A. Nichols	75,000	149,995	224,995
Ion A. Yadigaroglu	—	149,995	149,995

(1)
The amount represent the aggregate grant-date fair value of the restricted stock units, as calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used in calculating the grant-date fair value of the restricted stock units are set forth in Note 11 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

The following table presents the aggregate number of stock awards and the aggregate number of option awards outstanding for each non-employee director as of December 31, 2019:

Name	Outstanding Stock Awards at December 31, 2019(1)	Outstanding Options at December 31, 2019(2)
Robert E. Buce	23,219	155,865
Christopher W. Claus	23,219	97,976
John Krafcik	23,219	662,124
Erin N. Lantz	23,219	62,885
Philip G.J. McKoy	32,147	28,753
John W. Mendel	26,069	37,601
Wesley A. Nichols	23,219	62,885
Ion A. Yadigaroglu	23,219	83,812

(1)
Represents unvested RSUs held by the director that were received by the director through a grant given in connection with his or her service as a director.

(2)
Represents exercisable and unexercisable options held by the director that were received by the director through a grant given in connection with his or her service as a director.

  Outside Director Compensation Policy

Our Board has adopted a policy for the compensation of non-employee directors, or Outside Directors, which we refer to as our Outside Director Compensation Policy. Under the Outside Director Compensation Policy, our Outside Directors receive compensation in the form of equity under the terms of our 2014 Equity Incentive Plan, which we refer to as the 2014 Plan, as described below, and Outside Directors who are not affiliated with a

17

2020 ANNUAL PROXY STATEMENT	Executive Officers, Directors and Corporate Governance

venture capital investor in the Company, or Non-Affiliated Directors, also receive cash compensation for their service.

Our compensation committee regularly reviews and evaluates the Outside Director Compensation Policy in consultation with Semler Brossy Consulting Group, LLC, or Semler Brossy, an independent compensation consulting firm it has retained as described elsewhere in this proxy statement. Semler Brossy provides the compensation committee with competitive data and analysis regarding non-employee director compensation that the compensation committee considers in reviewing our Outside Director Compensation Policy. The compensation committee endeavors to update the Outside Director Compensation Policy such that it provides reasonable compensation to our Outside Directors that is appropriately aligned with our peers and is commensurate with the services and contributions of our Outside Directors.

Initial Award.    Under the Outside Director Compensation Policy, each person who first becomes an Outside Director is granted an award of RSUs with a grant date fair value of $300,000, which we refer to as an Initial Award. Each Initial Award is automatically granted on the date the recipient first becomes an Outside Director. If a director's status changes from an employee director to an Outside Director, he or she will not receive an Initial Award.

Except as set forth below, an Initial Award vests in three approximately equal annual installments over three years from the 15th day of the month during which the individual commenced service as an Outside Director, subject to continued service as a director through the applicable vesting dates.

Any RSUs under an Initial Award that are scheduled to vest on or after the date of the third annual meeting following the annual meeting at which the Initial Award is granted, in the case of an Initial Award granted at an annual meeting, or the date of the fourth annual meeting following the grant of the Initial Award, in the case of other Initial Awards, will instead vest on the day before that date.

Annual Award.    On the date of each annual meeting, each Outside Director who has served on our Board for at least the preceding six months will be automatically granted an award of RSUs with a grant date fair value of $150,000, which we refer to as an Annual Award. Except as set forth below, the RSUs under an Annual Award will vest on the last day of the month that includes the 12-month anniversary of the date of grant of the Annual Award, subject to continued service as a director through the vesting date.

Any RSUs under an Annual Award that are scheduled to vest on or after the date of the following year's annual meeting will instead vest on the day before the following year's annual meeting.

Under the terms of the 2014 Plan, if the service of an Outside Director is terminated on or after a change in control, other than by a voluntary resignation, his or her restricted stock units will vest fully. Awards granted under our Outside Director Compensation Policy are granted under, and subject to the other terms and conditions of, our 2014 Plan. Our 2014 Plan provides that no Outside Director may be granted, in any fiscal year, stock-settled equity awards with a grant date fair value (determined in accordance with GAAP) of more than $750,000, with this limit increased to $1,500,000 in connection with grants awarded upon his or her initial appointment or election, or cash-settled awards with a grant date fair value of more than $750,000, increased to $1,500,000 in connection with grants awarded upon his or her initial appointment or election.

Cash Compensation.    Each Non-Affiliated Director receives an annual retainer of $55,000 in cash for serving on our Board, or the Annual Fee. In addition to the Annual Fee, a Non-Affiliated Director who serves as chairman of the Board or lead independent director, as applicable, will be entitled to an additional annual retainer of $25,000 in cash.

18

2020 ANNUAL PROXY STATEMENT	Executive Officers, Directors and Corporate Governance

Non-Affiliated Directors serving as chairperson and members of the committees of our Board are entitled to the annual cash retainers set forth below.

Board Committee	Chairperson Fee ($)	Member Fee ($)
Audit Committee	20,000	10,000
Compensation and Workforce Committee	15,000	7,500
Executive Committee	—	—
Nominating and Corporate Governance Committee	10,000	5,000

All cash retainers under the Outside Director Compensation Policy will be paid in quarterly installments to each Non-Affiliated Director that served in the relevant capacity at any point during the immediately preceding fiscal quarter no later than 30 days following the end of such preceding fiscal quarter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of February 29, 2020 by:

  •
  each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

  •
  each of our named executive officers;

  •
  each of our directors; and

  •
  all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. In computing the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of our common stock subject to options or RSUs held by that person that are currently exercisable or exercisable within 60 days of February 29, 2020. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. We have based percentage ownership of our common stock on 107,083,724 shares of our common stock outstanding as

19

2020 ANNUAL PROXY STATEMENT	Executive Officers, Directors and Corporate Governance

of February 29, 2020. Unless otherwise indicated, the address of each beneficial owner listed on the table below is c/o TrueCar, Inc., 120 Broadway, Suite 200, Santa Monica, California 90401.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Outstanding
5% Stockholders:
Caledonia (Private) Investments Pty Limited(1)	18,626,859	17.4
PAR Capital(2)	10,299,504	9.6
United Services Automobile Association(3)	9,042,992	8.4
Vanguard Group(4)	8,984,300	8.4
BlackRock, Inc.(5)	8,125,927	7.6
Pacific Sequoia Holdings LLC(6)	6,363,569	5.9
Named Executive Officers and Directors:
Michael D. Darrow(7)	338,245	*
Victor A. "Chip" Perry(8)	3,164,908	2.9
Noel B. Watson(9)	56,510	*
Charles C. Thomas(10)	52,645	*
John E. Pierantoni(11)	289,527	*
Simon E. Smith(12)	212,767	*
Jeffrey J. Swart(13)	704,550	*
Robert T. "Tommy" McClung	—	—
Neeraj Gunsagar(14)	50,000	*
Robert E. Buce(15)	466,506	*
Christopher W. Claus(16)	204,123	*
John Krafcik(17)	711,851	*
Erin N. Lantz(18)	91,213	*
Philip G.J. McKoy(19)	18,842	*
John W. Mendel(20)	51,923	*
Wesley A. Nichols(21)	91,213	*
Ion A. Yadigaroglu(22)	1,606,876	1.5
All current executive officers and directors as a group (12 persons)(23)	4,554,619	4.2

*
Represents beneficial ownership of less than 1%.

(1)
Based on the most recently available Schedule 13G/A filed with the SEC on February 14, 2019, Caledonia (Private) Investments Pty Limited ("Caledonia") held sole voting and dispositive power with respect to all 18,626,859 reported shares. The address for Caledonia is Level 10, 131 Macquarie Street, Sydney, NSW, 2000, Australia.

(2)
Based on the most recently available Schedule 13G/A filed with the SEC on February 14, 2020, PAR Investment Partners, L.P. ("PAR") beneficially owned and held sole voting and dispositive power with respect to all 10,299,504 reported shares. PAR Group II, L.P. ("PAR LP"), the general partner of PAR, and PAR Capital Management, Inc., the general partner of PAR LP, had sole voting and dispositive power with respect to the shares beneficially owned by PAR. The address for these entities is c/o PAR Capital Management, Inc., 200 Clarendon Street, Floor 48, Boston, Massachusetts 02116.

20

2020 ANNUAL PROXY STATEMENT	Executive Officers, Directors and Corporate Governance

(3)
Based on the most recently available Schedule 13G/A filed with the SEC on February 13, 2018, supplemented by Company records, the United Services Automobile Association ("USAA") beneficially owned (i) 8,533,350 shares held of record by USAA and (ii) 509,642 shares issuable to USAA pursuant to a warrant exercisable within 60 days of February 29, 2020. The address for USAA is 9800 Fredericksburg Road, San Antonio, Texas 78288.

(4)
Based on the most recently available Schedule 13G/A filed with the SEC on February 12, 2020, The Vanguard Group, Inc. ("Vanguard") held sole voting power of 194,940 shares, shared voting power of 7,279 shares, sole dispositive power of 8,791,651 shares and shared dispositive power of 192,649 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, was the beneficial owner of 185,370 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, was the beneficial owner of 16,849 shares as a result of its serving as investment manager of Australian investment offerings. The address for each of these entities is c/o The Vanguard Group, Inc., 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(5)
Based on the most recently available Schedule 13G/A filed with the SEC on February 6, 2020, BlackRock, Inc. ("BlackRock") held sole voting power of 7,786,194 shares and sole dispositive power of 8,125,927 shares. The address for BlackRock is 55 East 52nd Street, New York, New York 10055.

(6)
Based upon the most recently available Schedule 13G/A filed with the SEC on January 31, 2019, Pacific Sequoia Holdings LLC ("PSH") held sole voting and dispositive power with respect to all 6,363,569 reported shares. Jeffrey S. Skoll, the indirect sole member of PSH, had sole authority to direct the voting and disposition of the shares held by PSH. The address for PSH is 250 University Avenue, Palo Alto, California 94301.

(7)
Consists of (i) 64,871 shares held of record by Mr. Darrow, (ii) 259,287 shares subject to outstanding options exercisable within 60 days of February 29, 2020 and (iii) 14,087 shares issuable upon the vesting of RSUs within 60 days of February 29, 2020.

(8)
Consists of (i) 638,342 shares held of record by Mr. Perry and (ii) 2,526,566 shares subject to outstanding options exercisable within 60 days of February 29, 2020.

(9)
Consists of (i) 11,659 shares held of record by Mr. Watson, (ii) 21,727 shares subject to outstanding options exercisable within 60 days of February 29, 2020 and (iii) 23,124 shares issuable upon the vesting of RSUs within 60 days of February 29, 2020.

(10)
Consists of (i) 17,322 shares held of record by Mr. Thomas, (ii) 33,826 shares subject to outstanding options exercisable within 60 days of February 29, 2020 and (iii) 1,497 shares issuable upon the vesting of RSUs within 60 days of February 29, 2020.

(11)
Consists of (i) 35,470 shares held of record by Mr. Pierantoni, (ii) 250,189 shares subject to outstanding options exercisable within 60 days of February 29, 2020 and (iii) 3,868 shares issuable upon the vesting of RSUs within 60 days of February 29, 2020.

(12)
Consists of (i) 21,439 shares held of record by Mr. Smith, (ii) 182,425 shares subject to outstanding options exercisable within 60 days of February 29, 2020 and (iii) 8,903 shares issuable upon the vesting of RSUs within 60 days of February 29, 2020.

(13)
Consists of (i) 68,435 shares held of record by Mr. Swart, (ii) 623,991 shares subject to outstanding options exercisable within 60 days of February 29, 2020 and (iii) 12,124 shares issuable upon the vesting of RSUs within 60 days of February 29, 2020.

(14)
Consists of 50,000 shares held of record by Mr. Gunsagar.

(15)
Consists of (i) 84,477 shares held of record by Mr. Buce, (ii) 226,164 shares held of record by the Robert E. Buce and Barbara T. Buce Living Trust for which Mr. Buce serves as trustee and (iii) 155,865 shares subject to outstanding options exercisable within 60 days of February 29, 2020.

21

2020 ANNUAL PROXY STATEMENT	Executive Officers, Directors and Corporate Governance
(16)
Consists of (i) 26,147 shares held of record by Mr. Claus, (ii) 80,000 shares held of record by The Christopher W. Claus and Julene K. Otto Revocable Management Trust dated June 6, 2012 for which Mr. Claus serves as trustee and (iii) 97,976 shares subject to outstanding options exercisable within 60 days of February 29, 2020.

(17)
Consists of (i) 49,727 shares held of record by Mr. Krafcik and (ii) 662,124 shares subject to outstanding options exercisable within 60 days of February 29, 2020. Mr. Krafcik resigned from the Board effective March 31, 2020.

(18)
Consists of (i) 28,328 shares held of record by Ms. Lantz and (ii) 62,885 shares subject to outstanding options exercisable within 60 days of February 29, 2020.

(19)
Consists of (i) 4,465 shares held of record by Mr. McKoy and (ii) 14,377 shares subject to outstanding options exercisable within 60 days of February 29, 2020.

(20)
Consists of (i) 14,848 shares held of record by Mr. Mendel and (ii) 37,075 shares subject to outstanding options exercisable within 60 days of February 29, 2020.

(21)
Consists of (i) 28,328 shares held of record by Mr. Nichols and (ii) 62,885 shares subject to outstanding options exercisable within 60 days of February 29, 2020.

(22)
Consists of (i) 27,835 shares held of record by Mr. Yadigaroglu, (ii) 678,775 shares held of record by The Skoll Foundation (the "Foundation"), (iii) 578,736 held of record by The Skoll Fund (the "Fund"), (iv) 205,174 shares held of record by Capricorn S.A. SICAV-SIF-Global Non-Marketable Strategies Sub-Fund ("Capricorn SA"), (v) 26,674 shares held of record by Carthage, L.P. ("Carthage"), (vi) 5,870 shares held of record by Capricorn Investment Group LLC ("Capricorn Group") and (vii) 83,812 shares subject to outstanding options exercisable within 60 days of February 29, 2020. Capricorn Group serves as the investment manager for Foundation, the Fund and Capricorn SA and is the general partner of Carthage. Capricorn Group has sole voting and investment control over the shares held by the Foundation, the Fund, Capricorn SA, Carthage and the shares it holds directly. Voting and dispositive decisions on behalf of Capricorn Group are made by an investment committee consisting of four individuals, including Mr. Yadigaroglu, with respect to the shares held by the Foundation, the Fund, Capricorn SA and Carthage. The address for Mr. Yadigaroglu is c/o Capricorn Investment Group LLC, 250 University Avenue, Palo Alto, California 94301.

(23)
Consists of (i) 2,231,952 shares held of record by our current executive officers and directors, (ii) 2,264,429 shares subject to outstanding options exercisable within 60 days of February 29, 2020 and (iii) 58,238 shares issuable upon the vesting of RSUs within 60 days of February 29, 2020.

22

2020 ANNUAL PROXY STATEMENT

Compensation Discussion and Analysis

Our named executive officers, or NEOs, for 2019 consist of our current and former principal officers, our current and former principal financial officers, our next two most highly compensated executive officers and two former executive officers who would have been among our three most highly compensated executive officers had they remained executive officers as of December 31, 2019.

The NEOs among our currently serving executives are:

✓
Michael D. Darrow, our President and Chief Executive Officer, or CEO, and a member of the Board;
✓
Noel B. Watson, our Chief Financial Officer, or CFO, and Chief Accounting Officer, or CAO;
✓
Simon E. Smith, our Executive Vice President, or EVP, of Dealer Sales & Service; and
✓
Jeffrey J. Swart, our EVP, General Counsel and Secretary.

The NEOs among our former executives are:

✓
Victor A. "Chip" Perry, our former President and CEO;
✓
John E. Pierantoni, our former Interim CFO and Senior Vice President, or SVP, and CAO;
✓
Charles C. Thomas, our former principal financial officer and principal accounting officer and currently our Vice President and Controller;
✓
Neeraj Gunsagar, our former EVP and Chief Marketing Officer; and
✓
Robert T. "Tommy" McClung, our former EVP and Chief Technology Officer.

We experienced considerable change in our leadership during 2019. In May 2019, Mr. Perry, then our President and CEO, retired from his positions with us, and Mr. Darrow, who was then serving as our EVP of Partner and OEM Development, became our Interim President and CEO. In March 2020, the Board appointed Mr. Darrow as

23

2020 ANNUAL PROXY STATEMENT	Compensation Discussion and Analysis

our permanent President and CEO and a member of the Board. References in this Compensation Discussion and Analysis to our CEO refer to Mr. Perry before May 31, 2019 and to Mr. Darrow on and after May 31, 2019.

Mr. Pierantoni, our Interim CFO and CAO, resigned from his positions with us in April 2019 and Mr. Thomas, our Vice President and Controller, served as principal financial officer and principal accounting officer following Mr. Pierantoni's departure until Mr. Watson joined us in June 2019. Mr. Thomas continues to serve in a non-executive officer capacity as our Vice President and Controller. Also in June 2019, Mr. Smith was promoted from SVP of Dealer Development to our EVP of Dealer Sales & Service, and each of Mr. Gunsagar and Mr. McClung ceased service with us.

EXECUTIVE SUMMARY

Our full-year financial and market performance outcomes were below expectations; however, after a mid-year leadership transition, we executed several key strategic initiatives in the second half of the year and in early 2020.

  ✓
  Exceeded our revised external financial guidance in each of the third and fourth quarters of 2019 with a new leadership team, despite missing our full-year expectations.
  ✓
  Implemented a new consumer experience in January 2020, solving one of our users' greatest pain points by giving them more control over their interactions with dealers.
  ✓
  Introduced a new, refreshed brand and associated marketing campaign in January 2020 to complement the new consumer experience, increase our brand awareness and heighten our appeal to women and millennials.
  ✓
  Increased organic traffic dramatically through improvement in technical search-engine optimization and the introduction of upper-funnel vehicle discovery content.
  ✓
  Improved our used-car offering meaningfully by increasing used-car inventory and growing our network of independent dealers by over 20% in 2019.

Additionally, although USAA's sudden and unexpected decision in February 2020 to terminate our partnership substantially complicates our efforts to return us to growth, we were able to negotiate a transition services agreement with USAA that gives us time to capitalize on these successful initiatives and chart a course of financial independence from USAA. Nevertheless, despite these achievements, a variety of operational challenges prevented us from achieving the external financial guidance we provided at the beginning of 2019, and USAA's decision to terminate our partnership is likely to weigh on our performance in 2020 and beyond. Below is a summary of our key results in 2019:

  ✓
  Total revenue of $353.9 million, essentially unchanged from $353.6 million in 2018.
  ✓
  Units(1) of 998,495, down from 1,005,029 in 2018.
  ✓
  Net loss of $(54.9) million compared to net loss of $(28.3) million in 2018.
  ✓
  Adjusted EBITDA(2) of $18.9 million, representing an Adjusted EBITDA margin(3) of 5.3%, compared to Adjusted EBITDA of $33.5 million, representing an Adjusted EBITDA margin of 9.5%, in 2018.

(1)
We define units as the number of automobiles purchased by our users from TrueCar Certified Dealers through TrueCar.com, our TrueCar branded mobile applications or the car-buying sites we maintain for our affinity group marketing partners. A unit is counted after we have matched the sale to a TrueCar user with one of the TrueCar Certified Dealers. We view units as a key indicator of the growth of our business, the effectiveness of our product and the size and geographic coverage of our network of TrueCar Certified Dealers.

(2)
Adjusted EBITDA is not a measure of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other measures derived in accordance with GAAP. Refer to Annex A for a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to net loss, the most directly comparable GAAP measure.

(3)
Adjusted EBITDA margin is a non-GAAP financial measure calculated as Adjusted EBITDA divided by total revenue.

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2020 ANNUAL PROXY STATEMENT	Compensation Discussion and Analysis

Annual target compensation decisions made in early 2019 align with our pay for performance philosophy after mixed company performance in 2018 and reflect feedback from our stockholder outreach efforts in late 2018 and early 2019.

  ✓
  We decreased CEO target total pay for Mr. Perry (our CEO through May) by 11% (we define target total pay as annual base salary, target cash incentive and grant date fair value of all equity awards made during the year).
  ✓
  We did not increase any NEO's target cash compensation except for (i) an additional stipend to Mr. Darrow for serving as Interim President and CEO, (ii) a pay increase for Mr. Smith in connection with his promotion to EVP of Dealer Sales & Service and (iii) a pay increase for Mr. Swart to recognize his performance during the year and to further the compensation committee's goal of internal pay equity.
  ✓
  We adopted a performance-based equity vehicle for our senior executive officers, representing approximately 50% of our CEO's 2019 annual long-term equity grant, which measures relative total stockholder return performance against the Russell 2000 index over a three-year period.
  ✓
  We reduced 2019 annual long-term equity grants by about 10% to 30% for the non-CEO NEOs.
  ✓
  We adopted a formulaic, annual bonus program based on pre-determined financial objectives for 2019.
  ✓
  We refined our compensation peer group used to determine pay actions, or peer group, during 2019 to ensure appropriate comparators in determining compensation.

In mid-2019, we underwent a substantial leadership transition and the compensation committee took the following actions relating to the second half of the year that we believe were in the best interests of us and our stockholders:

  ✓
  We entered into a release and a consulting agreement with Mr. Perry in connection with his retirement, pursuant to which he agreed to provide consulting services in support of the resulting management transition and received the consideration to which he was entitled under his employment agreement upon a termination without cause.
  ✓
  We approved a monthly stipend of $20,000 for Mr. Darrow and granted him RSUs valued at roughly $500,000 in recognition of his additional responsibilities as Interim President and CEO. No other changes were made to Mr. Darrow's compensation at that time.
  ✓
  We refined the peer group for 2020 by removing three larger peers and adding five smaller companies to ensure that the resulting group reflects our revised revenue growth expectations following the leadership transition and business stabilization efforts.
  ✓
  We awarded a discretionary bonus at the end of 2019 to members of the new leadership team despite failing to meeting the pre-determined annual financial goals set at the beginning of the year. The discretionary awards generally reflected 50% of the annual target bonus opportunity, except for Mr. Darrow's award, which recognized his strong individual performance in navigating the challenging business context, but still remained below his annual target bonus opportunity had he been permanent President and CEO. The decision to award these amounts were based on (i) the new leadership team's second-half performance against the revised financial guidance and the strategic execution on a variety of operational objectives and (ii) supporting retention and engagement of a relatively new executive team that has low outstanding equity holdings, since all 2019 options grants are underwater and any performance-based equity is trending well below target expectations as of fiscal year end.

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2020 ANNUAL PROXY STATEMENT	Compensation Discussion and Analysis

We are committed to responsible executive compensation and governance practices.

The following table summarizes what we do and what we don't do in our executive compensation practices to highlight both the responsible practices we have implemented and the practices we have avoided to best serve our stockholders' long-term interests:

What We Do
Pay-for-performance (75% of former CEO target pay was tied to performance through equity and cash incentives)
Include multi-year performance-vesting equity awards
Maintain robust stock ownership guidelines and a clawback policy for performance-based compensation
Retain an independent compensation consultant who reports directly to the compensation committee
Solicit advisory votes on our executive compensation program annually and engage in stockholder outreach

What We Don't Do
No automatic "single trigger" cash or vesting acceleration upon a change in control
No option repricings or exchanges without stockholder approval
No hedging or pledging by executive officers or directors
No tax gross ups on severance or change in control benefits
No excessive executive perquisites

Say-on-Pay Vote and Stockholder Engagement

In late 2018 and early 2019, we reached out to more than 20 of our largest stockholders who collectively owned more than 93% of our outstanding shares as of year-end 2018 and met with each stockholder that expressed an interest in speaking with us. We made several changes to our compensation program in response to stockholder feedback on the design of our compensation program, including introducing performance-vesting equity awards, eliminating aspirational companies from our peer group and expanding our peer group disclosure, implementing a clawback policy and adopting stock ownership guidelines, revising our cash incentive program and providing more transparency in our disclosure of our performance goals.

In 2019, our say-on-pay proposal was supported by approximately 99% of the total votes cast, an approximate 47% increase over our 2018 say-on-pay vote. We believe this increase in support was, in part, the result of the stockholder outreach and changes we made to our executive compensation program and related disclosures. We value the views of our stockholders and have continued our stockholder outreach. Our compensation committee will monitor and continue to evaluate our executive compensation program going forward in light of our stockholders' views and our transforming business needs. Our compensation committee expects to continue to consider the outcome of our say-on-pay votes and our stockholders' views when making future compensation decisions for our executive officers.

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2020 ANNUAL PROXY STATEMENT	Compensation Discussion and Analysis

COMPENSATION PHILOSOPHY AND DESIGN STRATEGIES

The compensation committee works to design a compensation program for our NEOs to facilitate the attraction and retention of key executive talent in a highly competitive technology job market, align employees' interests with those of stockholders and motivate the creation of sustainable growth in enterprise value. We recognize that our employees are our greatest asset and drive our operational results and the creation of sustainable growth. As such, we strive to provide NEO total pay packages that:

  ✓
  incentivize and reward performance, and the creation and support of stockholder value, by:
    ➢
    setting a large portion of pay as "at risk" pay that depends on individual and company performance; and
    ➢
    providing long-term equity incentives through a mix of stock options, restricted stock units and performance units, both to incentivize the creation of stockholder value and to provide strong retention incentives;
  ✓
  are competitive with companies of comparable size and scope, and balance the need to provide competitive and stable compensation through base salary with short- and long-term incentives that drive stockholder value;
  ✓
  take into consideration an individual's historical work experience and importance to the organization; and
  ✓
  are internally equitable for NEOs in positions of comparable responsibility to foster a team approach to driving success.

In designing our NEO compensation packages, the compensation committee reviews the competitive market data, without targeting any specific market percentile, and also takes into consideration the factors described above, as well as retention concerns with respect to key talent, the motivational impact of pay levels and mix in driving toward company goals and the creation of stockholder value, the input of our CEO (as to NEOs other than himself) and the overall cost of the compensation package.

ESTABLISHING COMPENSATION LEVELS

  Role of the Compensation Committee

The compensation committee oversees our executive compensation and other compensation and benefit programs, serves as the administrator of our equity compensation plans and reviews, formulates and determines the design and amount of compensation for our executive officers, including the NEOs. Compensation decisions for our CEO are made by the compensation committee in executive session without our CEO present.

At the beginning of each year, the compensation committee reviews our executive compensation program, including incentive compensation plans and arrangements, assesses the quality, appropriateness and effectiveness of the program for its intended purposes and makes modifications to existing plans and arrangements or adopts new plans or arrangements as it deems necessary. The compensation committee also annually reviews our executive compensation strategy to ensure it is appropriately aligned with our business strategy and achieving our desired objectives. Further, the compensation committee reviews market trends and changes in competitive compensation practices, as further described below. Based on its review and assessment, the compensation committee, from time to time, makes changes in our executive compensation program and also recommends changes to the remuneration of members of our Board.

During 2019, as detailed above, we underwent numerous changes in our executive team, with the separation of four executive officers, including our former President and CEO and our former Interim CFO, the hiring of our current CFO and the promotion of two additional executives, including our current President and CEO. In each of

27

2020 ANNUAL PROXY STATEMENT	Compensation Discussion and Analysis

these cases, the compensation committee reviewed and reassessed elements of our executive compensation program and took actions designed to fit the needs of our business.

  Role of Management

Our CEO works closely with the compensation committee in determining the compensation of our NEOs, and makes recommendations to the compensation committee as described below.

At the beginning of each year, our CEO reviews the performance of our other NEOs for the previous year and then shares these evaluations with, and makes recommendations to, the compensation committee for each element of compensation. These recommendations concern the base salary, performance-based cash incentives and long-term incentive compensation for each of our NEOs, other than himself, based on our results, the individual's contribution to these results and his individual performance. The compensation committee then reviews these recommendations and considers the other factors described in this proxy statement and makes decisions as to the target total direct compensation of each NEO, as well as the mixture of elements that will comprise each NEO's compensation.

While the compensation committee considers our CEO's recommendations, it only uses these recommendations as one of several factors in making its decisions on the compensation of our NEOs. In all cases, the final decisions on NEO compensation matters are made by the compensation committee. Moreover, no NEO participates in the determination of the amounts or elements of his own compensation.

At the request of the compensation committee, our CEO typically attends a portion of each compensation committee meeting in which executive compensation is discussed, including meetings at which the compensation committee's compensation consultant is present.

  Role of the Compensation Consultant

Under its charter, the compensation committee has the authority to retain the services of one or more executive compensation advisers, including compensation consultants, legal counsel, accounting and other advisers, to assist in the creation of our compensation plans and arrangements and related policies and practices, as it determines necessary in its sole discretion. The compensation committee makes all determinations regarding the engagement, fees and services of these external advisers, and any external adviser reports directly to the compensation committee.

The compensation committee continued to engage Semler Brossy in 2019 to assess the competitiveness of executive compensation programs and practices to assist the compensation committee in making 2019 executive compensation decisions. During 2019, Semler Brossy also assisted in the stockholder outreach efforts, the design of the annual incentive and long-term incentive programs for 2020 and the structuring of our new-hire and promotion compensation decisions associated with our executive transition in mid-2019. The compensation committee assessed the independence of Semler Brossy, most recently in March 2020, and concluded that it was independent of management and that its work had not raised any conflict of interest.

  Use of Competitive Market Data

As part of its deliberations, the compensation committee considers competitive market data and related analysis on executive compensation levels and practices that is provided by Semler Brossy. Our compensation committee reviews and considers this market data, but did not engage in any benchmarking or targeting of any specific levels of pay for 2019 compensation decisions.

In late 2018, Semler Brossy worked with the compensation committee to develop a comparator group of "peer" companies for a competitive assessment of the pay programs. The companies included in the peer group were selected based on a set of financial and industry/business parameters to best reflect a group of companies most similar to us.

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2020 ANNUAL PROXY STATEMENT	Compensation Discussion and Analysis

We used initial quantitative screens primarily as guides to inform our decision-making process in reviewing current or potential peers. The screening process for 2019 used the same parameters as 2018, focusing specifically on companies within defined ranges for revenue and market capitalization, the technology industry and additional qualitative parameters (see more below).

Specifically, the criteria the compensation committee used to assess our 2019 peer group are summarized below.

  ✓
  Size and Scale:    We identified companies with (i) annual revenues between $100 million and $1 billion, roughly 1/3x to 3x our $346 million revenues at the time of the analysis and (ii) market capitalization less than $5 billion.
  ✓
  Industry and Business:    We identified innovative companies that focus on the automotive industry (excluding direct retailers), are heavily involved in a providing technology-enabled marketing services, operate an online or digital marketplace enhancing consumer experiences, or maintain significant partnerships with merchants and affiliations.
  ✓
  Other Qualitative Factors:    We identified companies that are located in major metropolitan areas, had recent initial public offerings in the last three to five years, or were strong talent competitors.

In late 2018, in preparation for 2019 pay decisions, we removed two companies from our 2018 peer group whose revenue and market capitalization had grown to be much larger than ours by October 2018 (Zillow had approximately $1.2 billion in revenues and $8.1 billion market capitalization and CoStar Group had approximately $1.2 billion in revenues and $13.2 billion market capitalization at the time of our assessment) and removed another company which had been acquired and therefore was no longer public (Bazaarvoice). We added three companies to our peer group (Eventbrite, eHealth and EverQuote) that had under $300 million in revenues, less than $2.5 billion in market value and also met the additional industry and qualitative criteria above at the time of our assessment. The compensation committee made these changes to reduce the overall size of our peer group by revenue and market value to bring it more in line with TrueCar. The resulting peer group for 2019 consisted of the following 17 companies:

GrubHub	CarGurus
Yelp	Quotient Technology
LendingTree	Eventbrite
Cars.com	Care.com
Shutterstock	eHealth
Etsy	XO Group
Redfin	EverQuote
QuinStreet

The compensation committee also reviewed market data from the Radford Technology survey for companies that met the same size and scale parameters described above for our peer group, were in Radford's "Software Products/Services" and "Internet/E-Commerce/Online Community" industries, had similar market valuation multiples (e.g., market cap-to-revenue multiples within one-third to three times ours) and excluded companies with materially different business models (e.g., semi-conductors, IT services, communications equipment, telecommunication services). The compensation committee used the survey data to complement the available information from the peer companies described above. Our compensation committee primarily used data from our peer group and used the data from the Radford survey only when there was a lack of sufficient comparative data available from our peer group. The data from our peer group and the data from the refined Radford Technology survey are collectively referred to in this proxy statement as market data.

In late 2019, the compensation committee again reviewed our peer group for purposes of assisting with pay decisions for 2020, taking into consideration our revised growth trajectory compared to the overall size and growth rates among our peers. After that review, the compensation committee again removed three larger peers by revenue or market value (ANGI Homeservices, GrubHub, and Trade Desk), removed one acquired peer (XO Group) and added five smaller peers (The RealReal, Cardlytics, The Rubicon Project, Leaf Group, and TechTarget). The resulting changes positioned TrueCar at median on company revenues for the new peer group going forward.

29

2020 ANNUAL PROXY STATEMENT	Compensation Elements and 2019 Pay Decisions

COMPENSATION ELEMENTS AND 2019 PAY DECISIONS

Our 2019 NEO compensation program was comprised primarily of a base salary, a cash incentive opportunity, and long-term incentives. This program emphasized "at-risk" pay (both cash incentives and equity incentives) while providing competitive packages to retain and motivate our key talent.

  Base Salary

A base salary is a critical part of our NEO compensation program and establishes financial security for each NEO. We provide base salaries that are market-calibrated, equitable and a relatively small portion of our total compensation opportunities. Generally, we establish base salaries after taking into account an NEO's position, qualifications, experience, market practice and the base salaries of our other executives. Internal base salary parity is an important consideration for NEOs other than our CEO, as it creates a team-first culture. This philosophy promotes a team approach in problem solving and encourages focus on driving stockholder value in ways that will be rewarded through "at risk" pay. Thereafter, the compensation committee reviews the base salaries of our NEOs from time to time, as well as at the time of a promotion or other significant change in responsibility, and makes adjustments to base salaries as determined necessary or appropriate.

In February 2019, the compensation committee reviewed the base salaries of our then-serving NEOs, taking into account the considerations described above and market data. As a result, the compensation committee elected not to make any increases to base salaries at that time, determining that the base salaries continued to be market competitive and appropriately reflect our NEOs' past and expected future contribution levels. In late 2018, effective on January 1, 2019, the compensation committee increased the base salary of Mr. Swart, who at that time was not an NEO, from $375,000 to $400,000 to reflect his contributions during the year and the further the compensation committee's goal of internal pay equity. Additionally, the compensation committee approved an increase in Mr. Smith's pay from $355,000 to $400,000 in connection with his promotion to EVP of Dealer Sales & Service.

In May 2019, we hired Mr. Watson as our new CFO and CAO and the compensation committee approved a base salary of $450,000. Also in May 2019, following our former CEO's retirement, Mr. Darrow was promoted to Interim President and CEO. His annual base salary remained unchanged at $400,000, but the compensation committee approved a monthly stipend of $20,000 in addition to his base salary to recognize the fact that he assumed additional responsibilities while still maintaining his original responsibilities as EVP of OEM and Partner Development for TrueCar and President of ALG. Mr. Darrow's aggregate salary and stipend resulted in annualized non-bonus cash compensation of $640,000, representing a 20% decrease from Mr. Perry's base salary. The compensation committee, after consulting Semler Brossy and market data, determined that these amounts were appropriate compensation for Messrs. Darrow and Watson for their positions.

30

2020 ANNUAL PROXY STATEMENT	Compensation Elements and 2019 Pay Decisions

The table below illustrates the annual base salaries of our executives as of year end 2018 and 2019. In several cases, the executive did not receive the full amount due to termination of his employment, promotion or new hire. (See the "2019 Summary Compensation Table" for the actual salary paid to each NEO in 2019.)

Executive	2018 Base Salary	2019 Base Salary	% Change
Michael D. Darrow(1)	$400,000	$400,000	—%
Victor A. "Chip" Perry(2)	$800,000	$800,000	—%
Noel B. Watson(3)	N/A	$450,000	N/A
Charles C. Thomas(4)	$237,500	$237,500	—%
John E. Pierantoni(5)	$360,500	$360,500	—%
Simon E. Smith(6)	$355,000	$400,000	13%
Jeffrey J. Swart(7)	$375,000	$400,000	7%
Robert T. "Tommy" McClung(8)	$400,000	$400,000	—%
Neeraj Gunsagar(8)	$400,000	$400,000	—%

(1)
Beginning in June 2019, Mr. Darrow was entitled to an additional monthly stipend of $20,000 for Mr. Darrow's service as Interim President and CEO.

(2)
Mr. Perry left us in May 2019.

(3)
Mr. Watson joined us in June 2019.

(4)
Mr. Thomas was not an NEO in 2018.

(5)
Mr. Pierantoni left us in April 2019.

(6)
Mr. Smith's 2019 base salary reflected above was effective in connection with his promotion in June 2019, and he was not an NEO in 2018.

(7)
Mr. Swart was not an NEO in 2018.

(8)
Messrs. Gunsagar and McClung left us in June 2019.

  Annual Cash Incentive Program

The objective of our annual cash incentive program is to reward executives for achievement against pre-determined short-term financial and operational objectives established at the beginning of the year. Based on stockholder feedback, the compensation committee moved to a formula-based, annual incentive program for the senior executive team in 2019; below the senior executive team, we maintained a broad-based quarterly incentive program consistent with historical practice, in which some of the NEOs reported in this proxy statement participated at some point during the year based on their role at the time. Messrs. Perry, Darrow, Pierantoni, Watson, Swart, Gunsagar and McClung all participated in the annual incentive program for the senior executive team during the portion of 2019 that they were employed by us. Mr. Smith participated in the quarterly incentive program until his promotion from SVP to EVP in June 2019, at which point he transitioned to the annual incentive program for the senior executive team on a pro-rata basis for the remainder of the year. Mr. Thomas participated in the quarterly incentive program for the entirety of 2019.

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2020 ANNUAL PROXY STATEMENT	Compensation Elements and 2019 Pay Decisions

For 2019, the compensation committee approved an annual cash incentive opportunity for the NEOs in which 70% of the payout was tied to financial performance and 30% was tied to the achievement of objective strategic goals established at the beginning of the year.

Executive	2018 Target Incentive as % of Base Salary	2019 Target Incentive as % of Base Salary	% Change
Michael D. Darrow(1)	50%	50%	—%
Victor A. "Chip" Perry(2)	100%	100%	—%
Noel B. Watson(3)	N/A	50%	N/A
Charles C. Thomas(4)	26%	26%	—%
John E. Pierantoni(2)	40%	40%	—%
Simon E. Smith(5)	40%	50%	25%
Jeffrey J. Swart	50%	50%	—%
Robert T. "Tommy" McClung(2)	50%	50%	—%
Neeraj Gunsagar(2)	50%	50%	—%

(1)
Mr. Darrow's target incentive applied only to his base salary and not to his monthly stipend for his service as Interim President and CEO.

(2)
Former executives were not eligible to receive any incentive payments due to their termination during the year.

(3)
Mr. Watson joined us in June 2019 and was eligible for a pro-rated cash incentive payment for the period of time that he was employed in 2019.

(4)
Mr. Thomas participated in our non-executive bonus program for all of 2019.

(5)
Mr. Smith was promoted in June 2019 and participated in the annual incentive program for the senior executive team for the second half of 2019 and our non-executive bonus program in the first half of 2019. The increase in his target incentive from 40% to 50% was effective upon his promotion.

For the annual incentive program for the senior executive team, at the beginning of 2019, the compensation committee selected the performance metrics, which were generally consistent with the metrics used in prior years. The financial component, weighted at 70% of the total opportunity, measured performance against Revenue and Adjusted EBITDA, as defined below, and provided the opportunity to earn between 0% and 180% of target payout. The financial component would be set at 100% if the Revenue target of $389 million and the Adjusted EBITDA target of $39.3 million were achieved. The strategic component, weighted at 30% of the total opportunity, included goals relating to the achievement of a variety of critical strategic objectives, and provided the opportunity to earn between 0% and 150% of target payout. The design of the program included a feature where no payout would be delivered on the strategic component if the financial results did not meet the threshold requirements. The illustration below summarizes the framework used to determine the final payouts as a percent of each individual's target incentive.

(1)
Subject to the achievement of a greater than 0% payout on the financial component.

The compensation committee developed a matrix reflected below to determine the payout mechanism for the financial component. The matrix design was selected to ensure that a cash incentive payout would only be earned

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2020 ANNUAL PROXY STATEMENT	Compensation Elements and 2019 Pay Decisions

if both the threshold Revenue growth and Adjusted EBITDA were achieved. The payout in the event of results falling between associated cells in the matrix would be determined by interpolation between the end point when determining the final payout.

		2019 Revenue Growth

		Below Threshold	Threshold	Between Target and Threshold	Target	Between Target and Maximum	Maximum

2019 Adjusted EBITDA		<+4%	+6%	+8%	+10%	+12%	+14%
Below	$36.8M	0%	0%	0%	0%	0%	0%

Threshold	$37.5M	0%	35%	40%	45%	50%	55%

Between	$38.2M	0%	40%	70%	75%	80%	85%

Target	$39.3M	0%	45%	75%	100%	105%	110%

Between	$41.0M	0%	50%	80%	105%	135%	140%

Max	$43.3M	0%	55%	85%	110%	140%	180%

After the end of 2019, the compensation committee reviewed financial performance against the pre-determined goals and determined that neither our 2019 Revenue nor our 2019 Adjusted EBITDA met the threshold requirements and thus no cash incentive would be delivered to the participants under the annual incentive program for the senior executive team (including Messrs. Darrow, Watson, Smith and Swart).

As noted earlier, Mr. Smith participated in our non-executive bonus program for the first two quarters of 2019, for which he was paid $73,785 under the program, and Mr. Thomas participated in that program for all of 2019, for which he was paid $57,218 under the program. In the aggregate, these bonus payments to Messrs. Smith and Thomas were nearly 100% of their target incentive for the time during which they participated in the non-executive bonus program. Their quarterly payments under that program were discretionary and were based on (x) our overall non-executive bonus pool, which was determined by management in consultation with the compensation committee, and (y) management's assessments of each participant's individual contributions. Mr. Thomas also received a discretionary "spot" bonus of $17,500 for critical assistance with an important transaction outside the scope of his traditional role. Neither Mr. Smith nor Mr. Thomas was an executive officer within the meaning of Section 16 of the Exchange Act at the time of earning a payout under the non-executive bonus program.

Although our financial performance in 2019 did not result in any cash bonuses being payable to our NEOs under the annual incentive program for the senior executive team, the compensation committee in January 2020 determined to recognize strong second half financial performance and several strategic accomplishments by providing a discretionary cash bonus to our leadership team at the end of the year. The amount of these discretionary bonuses was as follows:

Executive	2019 Cash Bonus
Michael D. Darrow(1)	$300,000
Noel B. Watson(2)	$112,500
Simon E. Smith(2)	$100,000
Jeffrey J. Swart(2)	$100,000

(1)
The bonus payout to Mr. Darrow was determined by estimating half of his target bonus opportunity for 2019 with additional consideration for his role as Interim President and CEO in leading a strong second half operational performance.

(2)
The bonus payable to executives other than Mr. Darrow was half of their 2019 target bonus, reflecting approximately a full bonus for the time that they served following our management transition.

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2020 ANNUAL PROXY STATEMENT	Compensation Elements and 2019 Pay Decisions

The decision to grant these cash bonuses despite our not having achieved the formula-based metrics underlying the annual executive plan was made in the exercise of the compensation committee's discretion, taking into account a number of relevant considerations, including the following:

  •
  After four consecutive quarters under our earlier management team stretching from the third quarter of 2018 through the second quarter of 2019 in which we missed or lowered our financial guidance, the new management team stabilized the business and delivered two quarters in which we exceeded our external financial guidance. Specifically, in the third quarter of 2019, we recorded $90.6 million in revenue, compared to our guidance range of $87 million to $89 million, and $5.9 million in Adjusted EBITDA, compared to our guidance range of $1 million to $3 million. Then, after raising our guidance for the fourth quarter of 2019, we recorded $353.9 million in revenue for the full year, compared to our guidance range of $351 million to $353 million, and $18.9 million in Adjusted EBITDA, compared to our guidance range of $15 million to $17 million.

  •
  The new management team successfully accomplished a number of our critical strategic objectives that position us well heading into 2020, including implementing our new consumer experience, introducing a new, refreshed brand and associated marketing campaign, increasing our organic traffic and improving our used-car offering.

  •
  None of our executives other than Mr. Swart, our General Counsel, were serving in their current positions when the financial guidance and business plan that the compensation committee relied upon in adopting the annual executive plan's performance metrics was prepared.

  •
  It is critical to us to retain and properly incentivize our senior management team with substantial knowledge of the business through this critical, uncertain and difficult time for the business.

Given the new management team's accomplishments in the second half of the year following a significant leadership transition, the compensation committee believed that a below target cash bonus was appropriate and in the best interests of stockholders by stabilizing the business and our leadership team. Additionally, the compensation committee's decision was made at a time that USAA had given us a strong basis for believing that its partnership with USAA would be renewed. The compensation committee will consider the effect of USAA's change in position in its 2020 compensation decisions.

"Adjusted EBITDA" is a financial measure not prepared in accordance with U.S. GAAP, was calculated based on earnings as reflected in our audited consolidated financial statements, adjusted to exclude interest income, interest expense, depreciation and amortization, stock-based compensation, income (loss) from equity method investment, certain restructuring costs, certain executive departure costs, certain transaction expenses, certain litigation costs changes in the fair value of contingent consideration and income taxes. Refer to Annex A for a reconciliation of Adjusted EBITDA to net loss. We use Adjusted EBITDA as an operating performance measure because it is (i) an integral part of our reporting and planning processes; (ii) used by our management and Board to assess our operational performance, and together with operational objectives, as a measure in evaluating employee compensation and bonuses; and (iii) used by our management to make financial and strategic planning decisions regarding future operating investments. We believe that using Adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis because it excludes variations primarily caused by changes in the excluded items noted above. In addition, we believe that Adjusted EBITDA is widely used by investors, securities analysts, rating agencies and other parties in evaluating companies as measures of financial performance and debt service capabilities.

"Revenue" is prepared in accordance with U.S. GAAP and is comprised of dealer revenue, consisting of fees paid by our dealer customers participating in our network of TrueCar Certified Dealers either on a per-vehicle basis for sales to our users or in the form of a subscription arrangement or purchasing our other products and services, such as TrueCar Trade or our DealerScience products; OEM incentives revenue, consisting of fees paid by OEMs to promote the sale of their vehicles through the offering of consumer incentives to members of our affinity group marketing partners; and forecasts, consulting and other revenue, primarily from the provision of services to the automotive and financial services industries by our ALG subsidiary.

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2020 ANNUAL PROXY STATEMENT	Compensation Elements and 2019 Pay Decisions

  Long-Term Incentive Opportunities

We use long-term incentive compensation in the form of equity awards to align the interests of our executive officers, including our NEOs, with the interests of our stockholders. We believe that our executive officers will be strongly incentivized to act in a manner that cultivates opportunities for maximizing long-term value creation if they own significant amounts of our common stock. Since our initial public offering and before 2019, we relied on a combination of time-based stock options and RSUs as vehicles for delivering long-term incentive compensation opportunities to our executive officers. We believe that stock options, which are granted with exercise prices equal to the fair market value of our common stock on the date of grant, provide an appropriate long-term incentive for our executive officers, as the options provide value to the holder only to the extent that our stock price appreciates on a sustained basis following the date of grant. We believe that RSUs, which deliver increasing value with the appreciation of our stock price, serve as a valuable retention tool for our executive officers. In 2019, based on feedback from stockholders and an ongoing review of competitive market practices, we introduced performance units, which we refer to as PUs, to the senior executive team, and in 2020, following our experience in 2019, we extended PUs to our senior vice presidents as well. We believe that PUs strengthen alignment with stockholders, complement the options and RSUs by diversifying our management's equity portfolio and promote a longer-term view of performance by measuring performance over a three-year period.

In determining the size of the equity awards to grant to our executive officers, the compensation committee takes into consideration individual and overall company performance, market data, internal pay equity, the timing of the last equity grant, unvested equity values, compensation expense to us and stockholder dilution, as well as our CEO's recommendations (except as to his own equity awards). The compensation committee uses its subjective judgment considering all of the factors described above to arrive at the amounts it determines are appropriate for each individual NEO.

For Mr. Perry, who was CEO at the time of the annual equity grant in March 2019, the equity mix consisted of 50% PUs, 25% options and 25% RSUs. For the other members of the leadership team in March 2019, including several NEOs, the equity mix consisted of 20% PUs, 40% options and 40% RSUs. For Messrs. Smith and Thomas, the equity mix for the annual grant received in March 2019 was 70% RSUs and 30% options. In establishing these equity mixes, the compensation committee considered the various long-term incentive vehicles used by our peers and determined that the performance-weighting of the awards should be progressively higher as an individual's potential impact increases, with the CEO having the highest performance weighting and the other members of the senior executive team having lesser (though still considerable) performance weighting.

Equity awards were granted in March 2019 and the stock options granted to the NEOs have an exercise price of $6.93 per share and vest monthly over a four-year period. As of December 31, 2019, all of the options granted in the 2019 annual equity grant were "underwater" (that is, had exercise prices higher than the fair market value of our common stock) and provided no direct value to our executives. The RSUs granted in 2019 generally are scheduled to vest over a four-year period with quarterly vesting (see the "Outstanding Equity" table for vesting details), subject to the acceleration provisions of each NEO's employment agreement and our 2014 Plan.

For the PUs granted in 2019, executives have the opportunity to earn between 0% and 150% of the target number of shares based on our annualized total stockholder return determined by reference to our compound annual growth in stock price, or CAGR, compared to that of the Russell 2000 index, or the Index, over a three-year period. The PUs will generally be eligible to vest in early 2022, following the end of the three-year performance period, based on our relative CAGR compared to the Index. If our CAGR is equal to that of the Index, the target number of shares will vest. For every percentage point that our CAGR exceeds the Index, the payout is increased by two percentage points, and for every percentage point that our CAGR is below the Index, the payout is decreased by two percentage points.

In developing the performance goals and vesting structure of the PUs, the compensation committee sought to be rigorous and to align the interests of management and our stockholders. Moreover, it chose a three-year measurement period to accentuate the long-term nature of the award and further align management with the

35

2020 ANNUAL PROXY STATEMENT	Compensation Elements and 2019 Pay Decisions

interests of our long-term stockholders. The compensation committee chose relative CAGR as the performance goal to provide a relative performance metric against an appropriate comparator group of companies to incentivize and reward not only returns to our stockholders, but also returns in excess of those generally available. At the end of the three-year performance period, the compensation committee will determine the level of achievement of our relative CAGR for the three-year performance period and then apply the resulting vesting to the grant amount to determine the total amount that will vest.

The table below reflects the annual equity grants awarded to our NEOs in March 2019:

Executive(1)	Options Granted	RSUs Granted	PUs Granted
Michael D. Darrow	68,598	32,927	14,952
Victor A. "Chip" Perry(2)	113,444	54,453	99,006
Charles C. Thomas	12,096	13,548	—
Simon E. Smith	27,216	30,482	—
Jeffrey J. Swart	54,432	26,127	11,864
Robert T. "Tommy" McClung(3)	68,598	32,927	14,952
Neeraj Gunsagar(3)	54,432	26,127	11,864

(1)
Messrs. Pierantoni and Watson did not receive annual equity grants in March 2019.

(2)
In connection with his retirement, Mr. Perry's option and RSU awards were accelerated, and he forfeited his PU award.

(3)
Of these grants, Messrs. McClung and Gunsagar forfeited options to purchase 68,598 and 54,432 shares, 22,638 and 17,963 RSUs and 13,628 and 10,814 PUs, respectively, in connection with their terminations.

On June 17, 2019, Mr. Watson joined us as our CFO and CAO. In connection with his hiring, the Committee granted him an equity award with a grant-date fair value of approximately $2.5 million, comprising approximately $500,000 in options and approximately $2 million in RSUs. The compensation committee crafted this grant after consultation with Semler Brossy and consideration of competitive annualized opportunities for peer CFOs, as well as the need to compensate Mr. Watson for his outstanding and forfeited equity from his prior employer and to ensure that he is meaningfully and immediately aligned with stockholders. The compensation committee considered the size of the grant to be within the typical market practice for new-hire awards and also within the historical range used in the past for other non-CEO executives when joining us. Further, the grant included a mix of RSUs and options, with a heavier mix of RSUs to provide meaningful retention and immediate ownership with options providing stronger alignment with stockholders. The options were granted with a $5.34 exercise price and were "underwater" as of December 31, 2019.

In addition to the annual grants identified above, the compensation committee also made grants in connection with the leadership transition that occurred in June 2019. Mr. Darrow received an award of RSUs worth approximately $515,000 to recognize his additional responsibilities while serving as Interim President and CEO. The compensation committee, in consultation with Semler Brossy, determined this award amount by reviewing the competitive market range for annualized total pay opportunities for full-time CEO positions among our peers and seeking to position 2019 annualized total pay for Mr. Darrow toward the lower end of that range, given the circumstances and context for the Interim President and CEO role for the second half of the year. These RSUs follow the same quarterly vesting schedule as the annual grants but will vest in full after a two-year period, which the compensation committee established to more closely align with the interim nature of the role and to provide a meaningful retention incentive during a period of uncertainty.

At the same time, Mr. Smith was promoted to EVP of Dealer Sales & Service and received a promotional grant of RSUs and options with a grant-date fair value of approximately $770,000. The compensation committee, in

36

2020 ANNUAL PROXY STATEMENT	Compensation Elements and 2019 Pay Decisions

consultation with Semler Brossy, determined the amount of these awards by reviewing external market data for similar positions and considering Mr. Smith's internal equity positioning against our other executives and the prior incumbent. The compensation committee believed that this promotional grant was appropriate to recognize Mr. Smith's increased responsibilities, strengthen his retention incentives and include a mix of options and RSUs that is generally more consistent with the annual grant structure, with the same four-year vesting schedule as the annual grants.

Finally, in September 2019, the compensation committee, after reviewing information provided by Semler Brossy, granted Mr. Swart an award of RSUs with a grant-date fair value of approximately $450,000 to further its goal of internal pay equity, strengthen his retention incentives and recognize the critical importance of his role, and continuity in that role, during the period of uncertainty facing us.

  Preview of 2020 Compensation Decisions Occasioned by the Coronavirus Outbreak

The recent outbreak of the novel coronavirus and the measures taken by governments and societies in response thereto have precipitated a period of substantial uncertainty that poses unprecedented challenges to us. Shortly after the scale of the economic impact of the coronavirus outbreak became apparent, we temporarily reduced our executive officers' base salaries and our directors' cash retainers, as described in a contemporaneous Current Report on Form 8-K that we filed with the SEC on March 26, 2020. Responding effectively to this crisis will require that we be as nimble and flexible as possible, and may require us to make additional adjustments to executive compensation to maintain the financial health of our business while simultaneously ensuring that we retain our key executives and provide them with appropriate incentives.

These adjustments could include further changes in executives' base salary or ad hoc cash bonuses or equity awards to executives, in each case in the discretion of the compensation committee, as well as further adjustments to directors' compensation in the Board's discretion. Although the compensation committee expects to adopt an annual cash incentive program for the senior executive team for 2020 similar to the program that was in place for 2019, it expects to do so only after the coronavirus-related uncertainty has abated sufficiently to permit it to make an informed judgment as to the appropriate contours of the program, and it cannot rule out the need to make discretionary, ad hoc cash bonuses in lieu of or in addition to any bonuses payable under such an annual program in light of the ongoing uncertainty.

  401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. All participants' interests in their salary deferrals are 100% vested when contributed. In 2019, we made discretionary matching contributions into the 401(k) plan of 100% of the first 3% of compensation contributed by the participant. Our matching contributions are fully vested after four years with 25% vesting annually. Employee and employer contributions are allocated to each participant's individual account and are then invested in selected investment alternatives according to the participants' directions. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, employer contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan, and all employer contributions are deductible by us when made.

  Perquisites and Other Benefits

We provide perquisites to our NEOs only to the extent that we believe it is appropriate to assist an individual in the performance of his duties, to increase his effectiveness or for recruitment and retention purposes. For 2019, these perquisites included medical expense reimbursements to assist our NEOs with their health and well-being. In addition, due to the increased time commitment required of Mr. Pierantoni during the time he served as Interim CFO in addition to his continuing responsibilities as CAO, he was reimbursed for in-town lodging and was paid a related tax gross up of approximately $4,000. Further, under his employment agreement we reimbursed Mr. Watson for approximately $80,000 of his expenses incurred in connection with his relocation to the Santa

37

2020 ANNUAL PROXY STATEMENT	Compensation Elements and 2019 Pay Decisions

Monica area and provided him a $15,000 monthly housing allowance for the first six months of his employment. We did not pay Mr. Watson a tax gross up in connection with either of these perquisites.

In the future, we may provide perquisites or other personal benefits not offered to our broader employee population to our executive officers. However, we do not anticipate that perquisites or other personal benefits will be a significant aspect of our executive compensation program. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the compensation committee.

OTHER GOVERNANCE ITEMS

  Employment Agreements and Severance and Change in Control Protections

We have entered into employment agreements with each of our NEOs, excluding Mr. Thomas, that provide certain severance benefits if a termination of employment occurs under specified circumstances and certain change in control benefits, which are described in "Executive Employment Agreements" below. Severance benefits under these agreements are conditioned on the executive's signing a release of claims in favor of us. We have provided our executives with severance in the event of certain qualifying terminations, and certain change in control benefits, because we understand that anxieties about future employment or transactions involving a change in control can result in the early departure or distraction of our executives to our detriment. We believe that providing these benefits helps to alleviate these uncertainties, and therefore provides our NEOs with incentives to forgo other employment opportunities to remain with us, and allows our executives to focus more fully on making decisions that are in the best interests of our stockholders. We believe that these arrangements serve as an important recruiting and retention tool to ensure that personal uncertainties do not dilute our executives' complete focus on building stockholder value and driving our success.

The compensation committee determined the terms of these agreements. The employment agreements for the other NEOs are generally similar, as in determining the appropriate severance and change in control benefit levels for executives in general, the compensation committee considered internal parity and length of service and reviewed relevant market data provided by our outside compensation consultant for other companies with which we compete for executive talent.

  Separation and Consulting Agreements

In 2019, we entered into a separation agreement and release with Messrs. Perry, Pierantoni, Gunsagar and McClung. Under those agreements, Messrs. Perry, Gunsagar and McClung received the benefits to which they were entitled under their employment agreements in the case of a termination without cause, except that the compensation committee determined that it was appropriate to provide an additional cash payment not to exceed $25,000 in the case of Messrs. Gunsagar and McClung to expedite the completion of discussions and mitigate associated transaction costs for us. The separation agreement and release that we entered into with Mr. Pierantoni did not provide any benefits, as it was entered into in circumstances representing a resignation without good reason.

Concurrently with their terminations, we also entered into consulting agreements with Messrs. Perry and Pierantoni to secure their post-termination assistance with the associated management transitions. The consulting agreement with Mr. Pierantoni, which had a one-year term, did not provide him with any consideration other than his continued status as a "service provider" under our 2014 Plan, which resulted in his equity awards continuing to vest, and his stock options remaining exercisable, during that term. The consulting agreement with Mr. Perry, which has a two-year term, similarly does not provide him with any consideration other than his continued status as a "service provider" under the 2014 Plan; because his stock options and RSUs were accelerated and his PUs were forfeited in connection with his termination, the sole compensatory effect of his consulting agreement is to extend the expiration date of his stock options. The compensation committee considered these arrangements and determined that they were appropriate in light of the consulting services that Messrs. Perry and Pierantoni would be providing following their termination.

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2020 ANNUAL PROXY STATEMENT	Compensation Elements and 2019 Pay Decisions

  Hedging Policies

We have an insider trading policy that, among other things, prohibits insiders from engaging in short sales of our common stock, hedging of stock ownership positions and transactions in publicly-traded options (such as puts and calls) and other derivative securities relating to our common stock.

  Stock Ownership Guidelines

In 2018, we adopted formal stock ownership guidelines for certain executives, including our NEOs. Under our stock ownership guidelines, our CEO is expected to accumulate and hold a number of shares of our common stock with a value equal to six times his annual base salary, and each of our other NEOs is expected to accumulate and hold a number of shares of our common stock with a value equal to two times his annual base salary. The NEOs are expected to satisfy the stock ownership guidelines within five years from the adoption of the guidelines (or the individual's date of hire for individuals hired after the effective date). As of March 31, 2020, due to the recent downturn in the price of our stock, none of our NEOs, except for Mr. Watson, would have been in compliance with the stock ownership guidelines were it not for the phase-in period required for such compliance.

  Recoupment of Incentive Compensation, or Clawback, Policy

In 2018, we adopted a clawback policy applicable to our executive officers. If our compensation committee determines that an officer's misconduct caused us to materially restate all or a portion of our financial results, under certain circumstances our compensation committee has the authority and discretion to, within a period of time following the material restatement, require the officer to repay incentive compensation that would not have been payable absent the material restatement. Incentive compensation for purposes of this policy means an officer's cash bonus and long-term equity-based compensation where the award size or vesting was contingent on our performance. Our compensation committee intends to revisit our clawback policy after the SEC adopts final rules implementing the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

  Accounting Treatment and Deductibility of Executive Compensation

The fair value of equity awards is established in accordance with the applicable accounting standards and the related compensation expense is one of the factors taken into consideration by the compensation committee in determining NEO equity awards.

Under Section 162(m) of the Code, or Section 162(m), compensation paid to any publicly held corporation's "covered employees" that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Before the enactment of the Tax Cuts and Jobs Act, Section 162(m) provided a performance-based compensation exception, pursuant to which the deduction limit under Section 162(m) did not apply to any compensation that qualified as "performance-based compensation" under Section 162(m). Under the Tax Cuts and Jobs Act, the performance-based compensation exception under Section 162(m) was repealed with respect to taxable years beginning after December 31, 2017, except that certain transition relief is provided for compensation paid pursuant to a written binding contract that was in effect on November 2, 2017 and which is not modified in any material respect on or after that date.

Compensation paid to each of our "covered employees" in excess of $1 million per taxable year generally will not be deductible unless it qualifies for the performance-based compensation exception under Section 162(m) pursuant to the transition relief described above. Because of certain ambiguities and uncertainties as to the application and interpretation of Section 162(m), as well as other factors beyond the control of the compensation committee, no assurance can be given that any compensation paid by us will be eligible for such transition relief and be deductible by us in the future. Although the compensation committee will continue to consider tax implications as one factor in determining executive compensation, the compensation committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for our NEOs in a manner

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2020 ANNUAL PROXY STATEMENT	Compensation Elements and 2019 Pay Decisions

consistent with the goals of our executive compensation program and the best interests of us and our stockholders, which may include providing for compensation that is not deductible by us due to the deduction limit under Section 162(m). The compensation committee also retains the flexibility to modify compensation that was initially intended to be exempt from the deduction limit under Section 162(m) if it determines that such modifications are consistent with our business needs.

  Equity Grant Timing and Equity Plan Information

We do not have a formal policy for the timing of equity award grants. Before 2018, we granted equity awards when our compensation committee determined appropriate to serve the incentive and retention purposes of the awards. Beginning in 2018, our compensation committee determined to initiate a practice of granting equity awards to our executive officers annually in the first half of the year, although grants may occur at other times during the year, including for new hires, for promotees, to address special retention needs or otherwise as determined appropriate by the compensation committee. We currently grant equity awards to the NEOs under the 2014 Plan, which was adopted in connection with our initial public offering in 2014.

  Taxation of "Parachute" Payments

Sections 280G and 4999 of the Code provide that executive officers, directors who hold significant equity interests and certain other service providers may be subject to significant additional taxes if they receive payments or benefits in connection with a change of control that exceed certain prescribed limits, and that we (or our successor) may forfeit a deduction on the amounts subject to this additional tax. We did not provide any executive, including any NEO, with a gross up or other reimbursement payment for any tax liability that the executive might owe as a result of the application of Sections 280G or 4999 of the Code during 2019 and we have not agreed and are not otherwise obligated to provide any executive with such a gross up or other reimbursement.

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2020 ANNUAL PROXY STATEMENT

Compensation Committee Report

The compensation committee has reviewed and discussed with management the above Compensation Discussion and Analysis. Based on that review and discussion, the compensation committee has recommended to the Board that this Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

Wesley Nichols (Chair)
Christopher Claus
John Mendel

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2020 ANNUAL PROXY STATEMENT	Compensation of Executive Officers

2019 SUMMARY COMPENSATION TABLE

The following table shows compensation awarded to, paid to or earned by the persons named below for each of the years ended December 31, 2019, 2018 and 2017, except for Messrs. McClung and Pierantoni, for whom compensation is shown for the years ended December 31, 2019 and 2018 only (reflecting that they were named executive officers only during those years); and for Messrs. Watson Thomas, Smith and Swart, for whom compensation is shown for the year ended December 31, 2019 only (reflecting that they were named executive officers only during that year).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Michael D. Darrow	2019	400,000	300,000(2)	882,413	272,123	158,101(3)	2,012,637
President and CEO	2018	400,000	70,868(2)	331,178	407,713	9,479(4)	1,219,238
	2017	333,333	101,922(2)	1,656,702	2,948,302	9,247(4)	5,049,506
Victor A. "Chip" Perry	2019	333,333	—	2,799,290(5)	3,944,739(5)	3,214,750(6)	10,292,112
Former President and CEO	2018	800,000	238,848(2)	784,635	1,181,778	14,878(4)	3,020,139
	2017	800,000	195,488(2)	789,615	2,818,285	482,876(7)	5,086,264
Noel B. Watson	2019	243,750	112,500(2)	1,975,752	455,750	376,820(8)	3,164,572
CFO and CAO
Charles C. Thomas	2019	237,500	74,718(2)	100,215	47,984	8,757(9)	469,174
VP, Controller
John E. Pierantoni	2019	90,125	—	14,782	—	20,099(10)	125,006
Interim CFO; SVP and CAO	2018	356,841	77,318(2)	457,019	105,048	62,770(11)	1,058,996
Simon E. Smith	2019	380,313	173,785(2)	614,591	622,332	24,266(12)	1,815,287
EVP, Dealer Sales & Service
Jeffrey J. Swart	2019	400,000	100,000(2)	744,496	215,928	14,880(12)	1,475,304
EVP, General Counsel and Secretary
Robert T. "Tommy" McClung	2019	191,667	—	369,230	272,123	434,168(13)	1,267,188
Former EVP and Chief	2018	400,000	70,868(2)	409,212	525,234	9,207(4)	1,414,521
Technology Officer
Neeraj Gunsagar	2019	191,667	—	298,452	215,928	450,352(14)	1,156,399
Former EVP and Chief	2018	400,000	70,868(2)	295,868	354,535	13,674(15)	1,134,945
Marketing Officer	2017	400,000	134,699(2)	699,876	1,735,936	23,803(16)	2,994,314

(1)
The amounts reported represent the aggregate grant-date fair value of the RSUs, options and PUs awarded to the named executive officer, calculated in accordance with FASB ASC Topic 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-vesting conditions. The assumptions used in calculating the grant-date fair value reported in this column are set forth in Note 11 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019. For PUs, the grant date fair value reported is based on the probable outcome of the performance condition as of the grant date. The aggregate grant date fair value of the PUs, assuming the highest level of achievement under the award, is as follows for each NEO who received a PU award:

Maximum Achievement Payout
Michael D. Darrow	$171,798
Victor A. "Chip" Perry	$1,137,579
Jeffrey J. Swart	$136,317
Robert T. "Tommy" McClung	$171,798
Neeraj Gunsagar	$136,317
(2)
Amount represents discretionary bonus for performance during the applicable year.

(3)
Amount includes a monthly stipend of $20,000 to reflect the assumed additional responsibilities as our Interim President and CEO beginning in June 2019, 401(k) employer matching contributions of $8,400 and the aggregate incremental costs of perquisites and other personal benefits.

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2020 ANNUAL PROXY STATEMENT	Compensation of Executive Officers

(4)
Amount includes 401(k) employer matching contributions of $7,950 and the aggregate incremental costs of perquisites and other personal benefits.

(5)
In connection with Mr. Perry's retirement and pursuant to his separation agreement, amounts include incremental value associated with the acceleration of RSUs and options of $1,663,545 and $1,111,190, respectively, and the extension of the exercise period for vested stock options of $2,383,524 as determined under FASB ASC Topic 718.

(6)
Amount includes a $3,200,000 severance payment associated with Mr. Perry's retirement in May 2019, 401(k) employer matching contributions of $8,400 and the aggregate incremental costs of perquisites and other personal benefits.

(7)
Amount includes 401(k) employer matching contributions of $7,950 and the aggregate incremental costs of perquisites and other personal benefits, including, among other things, the costs related to providing housing near our principal executive offices in Santa Monica, California for Mr. Perry and transportation costs in connection with his commuting to Santa Monica. Mr. Perry received $243,899 in tax gross-ups from the Company in 2017 related to expenses paid on his behalf by the Company, primarily the housing and commuting expenses.

(8)
Amount includes 401(k) employer matching contributions of $5,067 and the aggregate incremental costs of perquisites and other personal benefits, including, among other things, a $200,000 partial signing bonus paid to Mr. Watson pursuant to his employment agreement, a housing allowance of $90,000 for his first six months of employment and relocation benefits worth $80,173.

(9)
Amount includes 401(k) employer matching contributions of $8,270 and the aggregate incremental costs of perquisites and other personal benefits.

(10)
Amount includes 401(k) employer matching contributions of $3,174 and the aggregate incremental costs of perquisites and other personal benefits, including the costs related to providing housing near our principal executive offices in Santa Monica, California for Mr. Pierantoni and transportation costs in connection with his commuting to Santa Monica. Mr. Pierantoni received $4,059 in tax gross-ups from the Company in 2019 related to expenses paid on his behalf by the Company, primarily the housing and commuting expenses.

(11)
Amount includes 401(k) employer matching contributions of $7,950 and the aggregate incremental costs of perquisites and other personal benefits, including the costs related to providing housing near our principal executive offices in Santa Monica, California for Mr. Pierantoni and transportation costs in connection with his commuting to Santa Monica. Mr. Pierantoni received $19,283 in tax gross-ups from the Company in 2018 related to expenses paid on his behalf by the Company, primarily the housing and commuting expenses.

(12)
Amount includes 401(k) employer matching contributions of $8,400 and the aggregate incremental costs of perquisites and other personal benefits.

(13)
Amount includes a $425,000 severance payment associated with Mr. McClung's termination in June 2019, 401(k) employer matching contributions of $8,400 and the aggregate incremental costs of perquisites and other personal benefits.

(14)
Amount includes $423,000 in aggregate severance-related payments associated with Mr. Gunsagar's termination in June 2019, 401(k) employer matching contributions of $8,400, medical reimbursements of $17,738 and the aggregate incremental costs of perquisites and other personal benefits.

(15)
Amount includes 401(k) employer matching contributions of $5,737 and the aggregate incremental costs of perquisites and other personal benefits.

(16)
Amount includes medical reimbursements of $16,645, 401(k) employer matching contributions of $5,621 and the aggregate incremental costs of perquisites and other personal benefits.

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2020 ANNUAL PROXY STATEMENT	Compensation of Executive Officers

2019 GRANTS OF PLAN-BASED AWARDS TABLE

		Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)			All other stock awards: Number of shares of stock or	All other option awards: Number of securities underlying	Exercise or base price of option	Grant Date Fair Value of Stock and Option

Name	Grant Date	Threshold ($)	Target (#)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	units (#)	options (#)	awards ($/sh)	Awards ($)(3)
Michael D. Darrow	3/15/2019				299	14,952	22,428	—	—	—	114,532
	3/15/2019				—	—	—	36,753(4)	68,598(5)	6.93	526,821
	6/8/2019				—	—	—	94,162(6)	—	—	513,183
		30,000	200,000	342,000
Victor A. "Chip" Perry	3/15/2019				1,980	99,006	148,509	—	—	—	758,386
	3/15/2019				—	—	—	54,453(7)	113,444(5)	6.93	827,383
		60,000	400,000	684,000
Noel B. Watson	6/17/2019				—	—	—	369,991(8)	148,991(9)	5.34	2,431,502
		18,308	122,055	208,714
Charles C. Thomas	3/15/2019				—	—	—	14,461(10)	12,096(5)	6.93	148,199
John E. Pierantoni	3/15/2019				—	—	—	2,133(11)	—	—	14,782
		21,630	144,200	246,582
Simon E. Smith	3/15/2019				—	—	—	32,583(12)	27,216(5)	6.93	333,764
	4/8/2019				—	—	—	20,000(13)	—	—	132,200
	6/8/2019				—	—	—	47,081(14)	165,910(15)	5.45	770,959
		15,000	100,000	171,000
Jeffrey J. Swart	3/15/2019				237	11,864	17,796	—	—	—	90,878
	3/15/2019				—	—	—	29,714(16)	54,432(5)	6.93	421,846
	9/16/2019				—	—	—	110,000(8)	—	—	447,700
		30,000	200,000	342,000
Robert T. "Tommy"	3/15/2019				299	14,952	22,428	—	—	—	114,532
McClung	3/15/2019				—	—	—	36,753(4)	68,598(5)	6.93	526,821
		30,000	200,000	342,000
Neeraj Gunsagar	3/15/2019				237	11,864	17,796	—	—	—	90,878
	3/15/2019				—	—	—	29,953(17)	54,432(5)	6.93	423,502
		30,000	200,000	342,000

(1)
The amounts reported reflect the threshold, target and maximum performance-based cash incentive compensation amounts that could have been paid for 2019 under the 2019 annual incentive program for the senior executive team. The types and weighing of the performance measures under that program are described in the CD&A section of this Proxy Statement.

(2)
Represents PUs tied to total stockholder return based on our CAGR measured against the CAGR performance of the Russell 2000 Total Return Index over a three-year performance period from March 15, 2019 through March 14, 2022. The PUs provide an opportunity to earn 0% to 150% of the target number of PUs granted. At the threshold level, 2% of the target number of PUs granted will be earned; at the target level, 100% of the target number of PUs granted will be earned; and at the maximum level, 150% of the target number of PUs granted will be earned.

(3)
Amounts reflect aggregate grant date fair value of the stock option awards, RSUs and PUs granted during 2019, computed in accordance with FASB ASC Topic 718. Assumptions used to calculate these amounts are described in Note 11, "Stock-Based Awards," to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019. The grant date fair value of RSUs and option awards for Mr. Perry excludes the incremental value associated with the acceleration of RSUs and options of $1,663,545 and $1,111,190, respectively, and the extension of the exercise period for vested stock options of $2,383,524 as determined under FASB ASC Topic 718.

(4)
Consists of: (a) 3,826 RSUs that vest over one year, with 1/4th of the total number of shares subject to the RSUs vesting on May 15, 2019 and an additional 1/4th vesting quarterly thereafter; and (b) 32,927 RSUs that vest over four years, with 1/16th of the total number of shares subject to the RSUs vesting on May 15, 2019 and an additional 1/16th vesting quarterly thereafter.

(5)
The stock option award vests over four years, with 1/48th of the total number of shares subject to the option vesting on April 15, 2019 and an additional 1/48th vesting each month thereafter.

(6)
Represents RSUs that vest over two years, with 1/8th of the total number of shares subject to the RSUs vesting on September 15, 2019 and an additional 1/8th vesting quarterly thereafter.

(7)
Represents RSUs that vest over four years, with 1/16th of the total number of shares subject to the RSUs vesting on May 15, 2019 and an additional 1/16th vesting quarterly thereafter.

(8)
Represents RSUs that vest over four years, with 1/16th of the total number of shares subject to the RSUs vesting on December 15, 2019 and an additional 1/16th vesting quarterly thereafter.

(9)
The stock option award vests over four years, with 1/48th of the total number of shares subject to the option vesting on October 15, 2019 and an additional 1/48th vesting each month thereafter.

44

2020 ANNUAL PROXY STATEMENT	Compensation of Executive Officers

(10)
Consists of: (a) 913 RSUs that vest over one year, with 1/4th of the total number of shares subject to the RSUs vesting on May 15, 2019 and an additional 1/4th vesting quarterly thereafter and (b) 13,548 RSUs that vest over four years, with 1/16th of the total number of shares subject to the RSUs vesting on May 15, 2019 and an additional 1/16th vesting quarterly thereafter.

(11)
Represents RSUs that vest over one year, with 1/4th of the total number of shares subject to the RSUs vesting on May 15, 2019 and an additional 1/4th vesting quarterly thereafter.

(12)
Consists of: (a) 2,101 RSUs that vest over one year, with 1/4th of the total number of shares subject to the RSUs vesting on May 15, 2019 and an additional 1/4th vesting quarterly thereafter; and (b) 30,482 RSUs that vest over four years, with 1/16th of the total number of shares subject to the RSUs vesting on May 15, 2019 and an additional 1/16th vesting quarterly thereafter.

(13)
Represents RSUs that vest over four years, with 1/16th of the total number of shares subject to the RSUs vesting on July 15, 2019 and an additional 1/16th vesting quarterly thereafter.

(14)
Represents RSUs that vest over four years, with 1/16th of the total number of shares subject to the RSUs vesting on September 15, 2019 and an additional 1/16th vesting quarterly thereafter.

(15)
The stock option award vests over four years, with 1/48th of the total number of shares subject to the option vesting on July 8, 2019 and an additional 1/48th vesting each month thereafter.

(16)
Consists of: (a) 3,587 RSUs that vest over one year, with 1/4th of the total number of shares subject to the RSUs vesting on May 15, 2019 and an additional 1/4th vesting quarterly thereafter; and (b) 26,127 RSUs that vest over four years, with 1/16th of the total number of shares subject to the RSUs vesting on May 15, 2019 and an additional 1/16th vesting quarterly thereafter.

(17)
Consists of: (a) 3,826 RSUs that vest over one year, with 1/4th of the total number of shares subject to the RSUs vesting on May 15, 2019 and an additional 1/4th vesting quarterly thereafter; and (b) 26,127 RSUs that vest over four years, with 1/16th of the total number of shares subject to the RSUs vesting on May 15, 2019 and an additional 1/16th vesting quarterly thereafter.

45

2020 ANNUAL PROXY STATEMENT	Compensation of Executive Officers

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information regarding equity awards held by our named executive officers at December 31, 2019.

		Option Awards				Stock Awards

		Number of Securities Underlying Unexercised Options		Option Exercise Price Per	Option Expiration	Number of Shares or Units of Stock that have Not	Market Value of Shares or Units of Stock that have Not	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not

Name	Grant Date	Exercisable	Unexercisable	Share	Date	Vested (#)	Vested ($)	Vested (#)	Vested ($)
Michael D. Darrow	3/1/2017(1)	129,166	70,834	$14.61	3/1/2027
	3/1/2017(2)					37,500	178,125
	6/10/2017(3)	27,000	63,000	$18.91	6/10/2027
	8/16/2017(3)	27,000	63,000	$16.62	8/16/2027
	8/16/2017(4)					3,319	15,765
	5/12/2018(5)	37,536	52,551	$9.59	5/12/2028
	5/12/2018(6)					17,642	83,800
	3/15/2019(7)	12,862	55,736	$6.93	3/15/2029
	3/15/2019(8)					27,711	131,627
	3/15/2019(9)							299	1,420
	6/8/2019(4)					70,622	335,455
Victor A. "Chip" Perry	12/14/2015(10)	1,840,000	—	$8.02	8/31/2021
	6/10/2017(10)	312,000	—	$18.91	8/31/2021
	5/12/2018(10)	261,122	—	$9.59	8/31/2021
	3/15/2019(10)	113,444	—	$6.93	8/31/2021
Noel B. Watson	6/17/2019(11)	9,311	139,680	$5.34	6/17/2029
	6/17/2019(12)					346,867	1,647,618
Charles C. Thomas	5/15/2014(10)	4,061	—	$12.81	5/15/2024
	10/6/2014(10)	2,000	—	$20.85	10/6/2024
	2/3/2015(10)	1,030	—	$19.29	2/3/2025
	3/14/2016(13)					250	1,188
	7/1/2016(14)					458	2,176
	8/11/2016(15)	7,297	1,043	$10.85	8/11/2026
	6/10/2017(16)	10,530	18,018	$18.91	6/10/2027
	6/10/2017(4)					1,116	5,301
	5/12/2018(6)					8,313	39,487
	9/18/2018(17)	3,547	7,092	$13.49	9/18/2028
	3/15/2019(7)	2,268	9,828	$6.93	3/15/2029
	3/15/2019(18)					11,237	53,376

46

2020 ANNUAL PROXY STATEMENT	Compensation of Executive Officers

		Option Awards				Stock Awards

		Number of Securities Underlying Unexercised Options		Option Exercise Price Per	Option Expiration	Number of Shares or Units of Stock that have Not	Market Value of Shares or Units of Stock that have Not	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not

Name	Grant Date	Exercisable	Unexercisable	Share	Date	Vested (#)	Vested ($)	Vested (#)	Vested ($)
John E. Pierantoni	2/7/2014(10)	68,448	—	$9.26	6/30/2020
	5/15/2014(10)	66,374	—	$12.81	6/30/2020
	7/1/2016(14)					3,965	18,834
	8/11/2016(15)	63,244	9,036	$10.85	6/30/2020
	6/10/2017(19)	32,130	44,238	$18.91	6/30/2020
	6/10/2017(4)					1,770	8,408
	5/12/2018(5)	9,671	13,540	$9.59	6/30/2020
	5/12/2018(6)					15,910	75,573
	3/15/2019(20)					534	2,537
Simon E. Smith	2/22/2013(10)	3,206	—	$7.92	2/22/2023
	5/2/2013(10)	1,069	—	$7.92	5/2/2023
	10/22/2013(10)	5,342	—	$8.88	10/22/2023
	2/28/2014(10)	3,549	—	$9.26	2/28/2024
	5/15/2014(10)	11,480	—	$12.81	5/15/2024
	3/14/2016(21)	6,927	1,094	$6.03	3/14/2026
	3/14/2016(13)					782	3,715
	7/1/2016(14)					3,438	16,331
	8/11/2016(15)	54,836	7,834	$10.85	8/11/2026
	6/10/2017(22)	31,438	42,626	$18.91	6/10/2027
	6/10/2017(4)					1,770	8,408
	5/12/2018(5)	11,636	16,291	$9.59	5/12/2028
	5/12/2018(6)					19,142	90,925
	3/15/2019(7)	5,103	22,113	$6.93	3/15/2029
	3/15/2019(23)					25,293	120,142
	4/8/2019(24)					17,500	83,125
	6/8/2019(25)	20,738	145,172	$5.45	6/8/2029
	6/8/2019(26)					41,196	195,681
Jeffrey J. Swart	5/2/2014(10)	300,000	—	$12.81	5/2/2024
	5/15/2014(10)	11,227	—	$12.81	5/15/2024
	7/1/2016(14)					6,250	29,688
	8/11/2016(15)	174,999	25,001	$10.85	8/11/2026
	6/10/2017(27)	62,460	84,276	$18.91	6/10/2027
	6/10/2017(4)					3,540	16,815
	5/12/2018(5)	32,640	45,697	$9.59	5/12/2028
	5/12/2018(6)					15,341	72,870
	3/15/2019(7)	10,206	44,226	$6.93	3/15/2029
	3/15/2019(28)					22,126	105,099
	3/15/2019(9)							237	1,127
	9/16/2019(12)					103,125	489,844
Robert T. "Tommy" McClung	3/15/2019(9)							26	126
Neeraj Gunsagar	3/15/2019(9)							21	100

(1)
The remaining unvested options vest in 17 equal monthly installments beginning January 30, 2020, subject to continued service with us.

(2)
The award vests in six equal quarterly installments beginning on February 15, 2020, subject to continued service with us.

(3)
Consists of a stock option award for 90,000 shares, the unvested portion of which vests at 30% on June 15, 2020 and 40% on June 15, 2021, subject to continued service with us.

(4)
The award vests in six equal quarterly installments beginning on March 15, 2020, subject to continued service with us.

(5)
The remaining unvested options vest in 28 equal monthly installments beginning January 15, 2020, subject to continued service with us.

(6)
The award vests in 10 equal quarterly installments beginning on January 15, 2020, subject to continued service with us.

(7)
The remaining unvested options vest in 39 equal monthly installments beginning January 15, 2020, subject to continued service with us.

47

2020 ANNUAL PROXY STATEMENT	Compensation of Executive Officers
(8)
Consists of two awards: (i) 957 RSUs that fully vest on February 15, 2020; and (ii) 26,754 RSUs that vest in 13 equal quarterly installments beginning on February 15, 2020, both subject to continued service with us.

(9)
The PUs and market value are calculated based on achieving threshold performance goals. The actual number of performance units that may vest will be determined by reference to our CAGR as measured against the CAGR performance of the Russell 2000 Total Return Index over a three-year performance period from March 15, 2019 through March 14, 2022.

(10)
The shares subject to the option are fully vested and immediately exercisable.

(11)
The remaining unvested options vest in 45 equal monthly installments beginning January 15, 2020, subject to continued service with us.

(12)
The award vests in 15 equal quarterly installments beginning on March 15, 2020, subject to continued service with us.

(13)
The award will fully vest on March 15, 2020, subject to continued service with us.

(14)
The award vests in two equal quarterly installments beginning on March 15, 2020, subject to continued service with us.

(15)
The remaining unvested options vest in six equal monthly installments beginning January 24, 2020, subject to continued service with us.

(16)
Consist of two awards: (i) 15,750 remaining unvested options, of which 6,750 and 9,000 options vest on June 15, 2020 and June 15, 2021, respectively; and (ii) 2,268 unvested options that vest in 18 equal monthly installments beginning January 15, 2020, both subject to continued service with us.

(17)
The remaining unvested options vest in 32 equal monthly installments beginning January 15, 2020, subject to continued service with us.

(18)
Consists of two awards: (i) 229 RSUs that fully vest on February 15, 2020; and (ii) 11,008 RSUs that vest in 13 equal quarterly installments beginning February 15, 2020, both subject to continued service with us.

(19)
Consists of two awards: (i) 33,600 remaining unvested options, of which 14,400 and 19,200 options vest on June 15, 2020 and June 15, 2021, respectively; and (ii) 10,638 unvested options that vest in 18 equal monthly installments beginning January 15, 2020, both subject to continued service with us.

(20)
The award will fully vest on February 15, 2020, subject to continued service with us.

(21)
The remaining unvested options vest in three equal monthly installments beginning January 15, 2020, subject to continued service with us.

(22)
The remaining unvested options consist of two awards: (i) 31,988 remaining unvested options, of which 13,709 and 18,279 options vest on June 15, 2020 and June 15, 2021, respectively; and (ii) 10,638 unvested options vest in eighteen equal monthly installments beginning January 15, 2020, both subject to continued service with us.

(23)
Consists of two awards: (i) 526 RSUs that fully vest on February 15, 2020; and (ii) 24,767 RSUs that vest in 13 equal quarterly installments beginning February 15, 2020, both subject to continued service with us.

(24)
The award vests in 14 equal quarterly installments beginning on January 15, 2020, subject to continued service with us.

(25)
The remaining unvested options vest in 42 equal monthly installments beginning January 8, 2020, subject to continued service with us.

(26)
The award vests in 14 equal quarterly installments beginning on March 15, 2020, subject to continued service with us.

(27)
The remaining unvested options consist of two awards: (i) 63,000 remaining unvested options, of which 27,000 and 36,000 options vest on June 15, 2020 and June 15, 2021, respectively; and (ii) 21,276 unvested options that vest in 18 equal monthly installments beginning January 15, 2020, both subject to continued service with us.

(28)
Consists of two awards: (i) 897 RSUs that fully vest on February 15, 2020; and (ii) 21,229 RSUs that vest in 13 equal quarterly installments beginning February 15, 2020, both subject to continued service with us.

48

2020 ANNUAL PROXY STATEMENT	Compensation of Executive Officers

2019 OPTION EXERCISES AND STOCK VESTED TABLE

The following table provides information, on an aggregate basis, regarding (i) stock options exercised during 2019, including the total number of shares acquired upon exercise and the aggregate value realized before payment of any applicable withholding tax and broker commissions, and (ii) RSUs that vested during 2019.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Michael D. Darrow	—	—	73,532	409,247
Victor A. "Chip" Perry	—	—	314,548	1,813,465
Noel B. Watson	—	—	23,124	116,776
Charles C. Thomas	—	—	10,322	57,053
John E. Pierantoni	—	—	44,432	248,429
Simon E. Smith	—	—	37,570	199,344
Jeffrey J. Swart	—	—	55,571	305,369
Robert T. "Tommy" McClung	—	—	103,263	596,458
Neeraj Gunsagar	—	—	134,212	641,619

(1)
The amount shown is the total gross dollar value realized upon the vesting of the RSUs, based on the closing price of our common stock on the day prior to the vest date.

EXECUTIVE EMPLOYMENT ARRANGEMENTS

We have employment agreements with Messrs. Darrow, Watson, Smith and Swart, and we previously had employment agreements with Messrs. Perry, Pierantoni, Gunsagar and McClung before they left the Company. These agreements provide for at-will employment and generally include the NEO's base salary, an indication of eligibility for an annual performance-based bonus opportunity, equity awards and certain severance and change in control benefits. These employment arrangements are described below and in "Potential Payments upon Termination, Change in Control or Certain Other Events" below.

  Michael Darrow

For 2019, Mr. Darrow, then our EVP of Partner & OEM Development, the President of our ALG, Inc. subsidiary and, beginning May 31, 2019, our Interim President and CEO, had an annual base salary of $400,000 and was eligible for a performance-based bonus. In connection with his appointment as our Interim President and Chief Executive Officer, Mr. Darrow was granted 94,162 RSUs, and he was entitled to a monthly stipend of $20,000 during his service as our Interim President and CEO.

We entered into an employment agreement with Mr. Darrow as of February 28, 2017 (the "Prior Darrow Employment Agreement"). Pursuant to the Prior Darrow Employment Agreement, Mr. Darrow was eligible for an annual performance-based bonus, to receive awards of stock options, restricted stock or other equity awards pursuant to any plans or arrangements we may have in effect from time to time and to participate in our executive benefit plans and programs on the same terms and conditions as other similarly-situated employees. In connection with his appointment on March 9, 2020 as our permanent President and CEO, we entered into an employment agreement with Mr. Darrow as of March 9, 2020 (the "New Darrow Employment Agreement"), which superseded the Prior Darrow Employment Agreement. Pursuant to the New Darrow Employment Agreement, Mr. Darrow was granted an option to purchase 323,000 shares of our common stock, 488,000 RSUs and 326,000 PUs. The

49

2020 ANNUAL PROXY STATEMENT	Compensation of Executive Officers

terms of the New Darrow Employment Agreement are described in our Current Report on Form 8-K filed with the SEC on March 10, 2020 and will be further described in our proxy statement for our 2021 annual meeting.

Please see "Potential Payments upon Termination, Change in Control or Certain Other Events" below for additional information on the Prior Darrow Employment Agreement.

  Chip Perry

For 2019, Mr. Perry, our President and CEO until his retirement on May 31, 2019, had an annual salary of $800,000 and an annual performance-based bonus opportunity targeted at 100% of his base salary.

We entered into an employment agreement (the "Perry Employment Agreement") on November 16, 2015 with Mr. Perry. Pursuant to the Perry Employment Agreement, Mr. Perry was eligible for an annual performance-based bonus opportunity of 100% of his base salary, a minimum annual bonus opportunity of 50% of his base salary for achievement of minimum performance levels and a maximum annual bonus opportunity of 200% of his base salary for achievement of maximum performance levels. During the first two years of his employment (Mr. Perry's two-year anniversary with us occurred in December 2017), Mr. Perry was entitled to receive monthly payments of $20,000 as an allowance for personal housing and travel costs and gross-up payments to cover the related taxes on such amounts. Mr. Perry was also eligible to participate in our executive benefit plans and programs on the same terms and conditions as other similarly-situated employees.

Please see "Potential Payments upon Termination, Change in Control or Certain Other Events" below for additional information on the Perry Employment Agreement.

  Noel Watson

For 2019, Mr. Watson, our CFO and CAO from June 17, 2019, had an annual base salary of $450,000 and was eligible for a performance-based bonus.

We entered into an employment agreement with Mr. Watson as of May 24, 2019 (the "Watson Employment Agreement"). Pursuant to the Watson Employment Agreement, Mr. Watson was eligible for an annual performance-based bonus, to receive awards of stock options, restricted stock or other equity awards pursuant to any plans or arrangements we may have in effect from time to time and to participate in our executive benefit plans and programs on the same terms and conditions as other similarly-situated employees. Mr. Watson also received a $400,000 signing bonus, with $200,000 paid on June 28, 2019 and $200,000 payable on December 31, 2020, provided that Mr. Watson remains employed with us on such date (except in the case of a change of control), and if he does not, he will be required to repay a prorated portion of the first installment of the signing bonus. Under the Watson Employment Agreement, Mr. Watson was entitled to up to $100,000 of relocation assistance benefits and a monthly housing allowance of $15,000 for the first six months of his employment, neither of which were subject to a tax gross up.

Pursuant to the Watson Employment Agreement, Mr. Watson was granted a stock option to purchase 148,991 shares of our common stock with an exercise price equal to the fair market value of the shares on the date of grant and 369,991 RSUs. Please see "Equity Grants to our Named Executive Officers" below for additional information on these grants.

Please see "Potential Payments upon Termination, Change in Control or Certain Other Events" below for additional information on the Watson Employment Agreement.

  Charlie Thomas

For 2019, Mr. Thomas, our Vice President and Controller and, from April 1, 2019 until June 17, 2019, our principal financial officer and principal accounting officer, had an annual base salary of $237,500 and was eligible for a performance-based bonus. We do not, and did not in 2019, have an employment agreement with Mr. Thomas.

50

2020 ANNUAL PROXY STATEMENT	Compensation of Executive Officers

  John Pierantoni

For 2019, Mr. Pierantoni, our CAO from 2013 until his resignation on April 1, 2019, and our Interim CFO from February 1, 2018 until his resignation, had an annual base salary of $360,500, and was eligible for an annual performance-based bonus.

We entered into an employment agreement with Mr. Pierantoni as of August 18, 2015 (the "Pierantoni Employment Agreement"). Pursuant to the Pierantoni Employment Agreement, Mr. Pierantoni was eligible for an annual performance-based bonus, to receive awards of stock options, restricted stock or other equity awards pursuant to any plans or arrangements we may have in effect from time to time and to participate in our executive benefit plans and programs on the same terms and conditions as other similarly-situated employees.

Please see "Potential Payments upon Termination, Change in Control or Certain Other Events" below for additional information on the Pierantoni Employment Agreement.

  Simon Smith, Jeffrey Swart, Neeraj Gunsagar and Tommy McClung

For 2019, Mr. Smith, our Senior Vice President of Dealer Development from July 2015 until his promotion to EVP of Dealer Sales & Services on June 20, 2019, had an annual base salary of $355,000 before his promotion and $400,000 after the promotion; Mr. Swart, our Executive Vice President, General Counsel and Secretary, had an annual base salary of $400,000; Mr. Gunsagar, our Executive Vice President and Chief Marketing Officer from April 2016 until his termination on June 20, 2019, had an annual base salary of $400,000; and Mr. McClung, our Executive Vice President and Chief Technology Officer from July 2017 until his termination on June 20, 2019, had an annual base salary of $400,000.

We entered into an employment agreement with Mr. Smith as of July 15, 2019 (the "Smith Employment Agreement"), with Mr. Swart as of January 26, 2017 (the "Swart Employment Agreement"), with Mr. Gunsagar as of June 29, 2015 (the "Gunsagar Employment Agreement") and with Mr. McClung as of January 12, 2017 (the "McClung Employment Agreement"). Pursuant to their employment agreements, each of Messrs. Smith, Swart, Gunsagar and McClung was eligible for an annual performance-based bonus, to receive awards of stock options, restricted stock or other equity awards pursuant to any plans or arrangements we may have in effect from time to time and to participate in our executive benefit plans and programs on the same terms and conditions as other similarly-situated employees.

Please see "Potential Payments upon Termination, Change in Control or Certain Other Events" below for additional information on the Smith Employment Agreement, the Swart Employment Agreement, the Gunsagar Employment Agreement and the McClung Employment Agreement.

POTENTIAL PAYMENTS UPON TERMINATION, CHANGE IN CONTROL OR CERTAIN OTHER EVENTS

  Chip Perry

Effective May 31, 2019, Mr. Perry retired from his positions as our President and CEO and Mr. Darrow was appointed as our Interim President and CEO. Mr. Perry agreed to provide consulting services to us for a two-year period following his departure in support of the management transition, during which consulting arrangement his stock options remain exercisable. On May 31, 2019, we agreed with Mr. Perry to treat his retirement as a termination without cause or resignation for good reason pursuant to the terms of the Perry Employment Agreement and, accordingly, Mr. Perry was paid benefits thereunder. The description below describes the terms of the Perry Employment Agreement as it was in effect on the last day of Mr. Perry's employment.

The following summary is qualified in its entirety by reference to the Perry Employment Agreement, and references to "equity awards" do not, for purposes of this summary, include PUs, whose treatment is discussed later in this section. The Perry Employment Agreement provided that, if we terminated Mr. Perry's employment for a reason other than cause (as defined in the Perry Employment Agreement and summarized below), or he resigned from his

51

2020 ANNUAL PROXY STATEMENT	Compensation of Executive Officers

employment for good reason (as defined in the Perry Employment Agreement and summarized below), then, in addition to earned but unpaid amounts, and subject to Mr. Perry's signing a release of claims agreement with us and his continued compliance with a confidential information agreement entered into with the Company, he would have received (i) a lump sum payment equal to 200% of the sum of his then-current base salary and target annual bonus opportunity; (ii) if the termination occurred before a change in control, immediate vesting of 100% of each of his then-outstanding equity awards; and (iii) if the termination occurred upon or after a change in control, immediate vesting of 100% of each of his then-outstanding equity awards.

If Mr. Perry's employment with us had terminated due to his death or disability (as defined in the Perry Employment Agreement and summarized below), regardless of whether before, on or after a change in control, then, in addition to earned but unpaid amounts, and subject to Mr. Perry's (or his estate's) signing a release of claims agreement with us and his continued compliance with a confidential information agreement entered into with us, he would have received immediate vesting of each of his then-outstanding equity awards.

If a change in control had occurred while Mr. Perry was employed by us, and if he had remained employed with us (or our successor) as of the first day immediately following the 12-month anniversary of the closing of the change in control, then 100% of any of Mr. Perry's equity awards that both are outstanding as of such date and were granted to him at least 90 days before the change in control would have vested and, if applicable, become fully exercisable.

The Perry Employment Agreement provided that any severance payments and benefits payable to Mr. Perry would be subject to a delay in payment if and to the extent required by Section 409A of the Internal Revenue Code (the "Code"). If the severance payments and other benefits payable to Mr. Perry constituted "parachute payments" under Section 280G of the Code and would have been subject to the applicable excise tax, then Mr. Perry's severance and other benefits would have been either delivered in full or delivered to such lesser extent as would result in no portion of such benefits being subject to the excise tax, whichever resulted in the receipt by Mr. Perry on an after-tax basis of the greatest amount of benefits.

  John Pierantoni, Noel Watson, Michael Darrow, Simon Smith, Jeff Swart, Neeraj Gunsagar and Tommy McClung

The severance and change in control-related terms of the Pierantoni Employment Agreement, the Watson Employment Agreement, the Prior Darrow Employment Agreement, the Smith Employment Agreement, the Swart Employment Agreement, the Gunsagar Employment Agreement and the McClung Employment Agreement (collectively, the "Executive Employment Agreements") related to potential payments upon termination, change in control and certain other events are generally the same, except as noted below. Except as noted, the description below applies to each Executive Employment Agreement, and refers to Messrs. Pierantoni, Watson, Darrow (in relation to the Prior Darrow Employment Agreement), Smith, Swart, Gunsagar and McClung, as applicable, as the "Executive."

Effective March 9, 2020, Mr. Darrow was appointed as our permanent President and CEO, in connection with which the Company entered into the New Darrow Employment Agreement. The description below relates to the Prior Darrow Employment Agreement as it was in effect during 2019. The terms of the New Darrow Employment Agreement are described in our Current Report on Form 8-K filed with the SEC on March 10, 2020 and will be further described in our proxy statement for our 2021 annual meeting.

Effective April 1, 2019, Mr. Pierantoni resigned from his positions as our Interim CFO and CAO and Charles Thomas was appointed as our principal financial officer and principal accounting officer. We do not, and did not in 2019, have an employment agreement with Mr. Thomas. Mr. Pierantoni agreed to provide consulting services to us for a one-year period following his departure in support of the management transition, during which consulting arrangement he continued to vest in his equity awards, but he did not otherwise receive any severance benefits in connection with his resignation. The description below relates to the Pierantoni Employment Agreement as it was in effect on the last day of Mr. Pierantoni's employment.

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2020 ANNUAL PROXY STATEMENT	Compensation of Executive Officers

Effective June 20, 2019, Messrs. Gunsagar and McClung were terminated from their respective positions as our Executive Vice President and Chief Marketing Officer and Executive Vice President and Chief Technology Officer, and each of them received the benefits to which they were entitled in connection with a termination without cause under their respective employment agreements. The description below relates to the Gunsagar Employment Agreement and the McClung Employment Agreement as they were in effect on the last day of Messrs. Gunsagar's and McClung's employment.

The following summary is qualified in its entirety by reference to the Executive Employment Agreements, and references to "equity awards" do not, for purposes of this summary, include PUs, whose treatment is discussed later in this section.

Under the Executive Employment Agreements, if we terminate the Executive's employment with us for a reason other than cause (as defined in the Executive Employment Agreement and summarized below), or the Executive resigns from his employment for good reason (as defined in the Executive Employment Agreement and summarized below), and in each case, the termination occurs before a change in control (as defined in the Executive Employment Agreement and summarized below), then, subject to the Executive signing a release of claims agreement with us and his continued compliance with a confidential information agreement entered into with us, and for Mr. Darrow only, continued compliance with the non-solicitation provisions in his Executive Employment Agreement, he will receive: (i) continuing payments of his base salary for a period of time beginning immediately after his separation of service through the date that is six months after the separation date, plus an additional two months for every fully completed year of service with us (measured from his original start date with us or any predecessor to us), but not to exceed a total of 12 months (the "Executive Severance Period"), except in the case of Mr. Watson, in which case these payments will continue for 18 months after his separation date, if that date is before June 17, 2020, and for 12 months after his separation date otherwise, and the "Executive Severance Period" with respect to Mr. Watson will refer to this alternative period; (ii) the immediate vesting of each of his then-outstanding equity awards as to the number of shares that otherwise would have vested had he remained our employee through the 12-month anniversary of the termination date; and (iii) reimbursement (the "COBRA Reimbursement") for the payments the Executive makes for medical, vision and dental coverage under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), or, in the case of Messrs. Watson, Darrow and Smith, at our election, direct payment of the COBRA premiums to the insurance provider, up to the full Executive Severance Period (the "Direct COBRA Benefits" and, collectively with the COBRA Reimbursements, the "COBRA Coverage"), except in the case of Mr. Watson, where the period in question is 12 months from his separation date. If we cannot provide the COBRA Coverage to which the Executive becomes entitled without a violation of applicable laws, we may instead provide a monthly cash payment, plus a gross-up amount to cover the taxes on the payment, during the Executive Severance Period (which the Executive may, but does not have to, use toward his health care continuation costs). If we cannot provide these cash payments in lieu of COBRA Coverage without violating applicable law, then we will not provide the Executive with the COBRA Coverage or these cash payments.

If the Executive's employment terminates due to his death or disability (as defined in the Executive Employment Agreement and summarized below), regardless of whether before, on or after a change in control, then, subject to the Executive (or his estate) signing a release of claims agreement with us and his continued compliance with a confidential information agreement entered into with us, and for Mr. Darrow only, his continued compliance with the non-solicitation provisions in his Executive Employment Agreement, the Executive will receive: (i) immediate vesting as to 100% of his then-outstanding equity awards; and (ii) the COBRA Reimbursement (or, for Mr. Watson, at our election, the Direct COBRA Benefits) up to the full Executive Severance Period (but if the applicable COBRA Coverage is in violation of applicable laws, the Executive will not receive the COBRA Coverage or any cash payments in lieu thereof).

Under the terms of each Executive Employment Agreement, if we terminate the Executive's employment for a reason other than cause, or the Executive resigns from his employment for good reason, and in each case, the termination occurs upon the closing of a change in control or later, then, subject to the Executive signing a release of claims agreement with us and his continued compliance with a confidential information agreement entered into with us, and for Mr. Darrow only, his continued compliance with the non-solicitation provisions in his

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2020 ANNUAL PROXY STATEMENT	Compensation of Executive Officers

Executive Employment Agreement, he will receive: (i) continuing payments of his base salary during the Executive Severance Period; (ii) immediate vesting as to 100% of his then-outstanding equity awards were granted to him at least 90 days before the change in control; (iii) the COBRA Reimbursement or, for Mr. Watson, at our election, the Direct COBRA Benefits (or the cash payments in lieu thereof, as described above, unless doing so would violate applicable laws) up to the full Executive Severance Period, except in the case of Mr. Watson, where the period in question is 12 months from his separation date; and (iv) with respect to Mr. Watson, he will receive any unpaid portion of his signing bonus and will be relieved of any obligation to repay any portion of the signing bonus and his relocation benefits.

If a change in control occurs while the Executive remains employed with us and he remains employed with us (or our successor) as of the first day immediately following the 12-month anniversary of the closing of the change in control, then 100% of any of the Executive's then-outstanding equity awards that were granted to him at least 90 days before the change in control will vest and, if applicable, become fully exercisable.

The Executive Employment Agreements each provide that any severance payments and benefits to the Executive will be subject to a delay in payment if and to the extent required by Section 409A of the Code. If the severance payments and other benefits payable to an Executive constitute "parachute payments" under Section 280G of the Code and would be subject to the applicable excise tax, then the Executive's severance and other benefits will be either delivered in full or delivered to such lesser extent as would result in no portion of such benefits being subject to the excise tax, whichever results in the receipt by the Executive on an after-tax basis of the greatest amount of benefits.

  Treatment of Performance Units

After the execution of the employment agreements described above, we established PUs, whose terms supersede any contrary terms of an Executive's employment agreement. The following summary of the treatment of PUs in connection with certain triggering events applies to each of our NEOs, regardless of the provisions of his individual employment agreement, and is qualified in its entirety by reference to the form of PU award agreement that we have previously filed.

If a triggering event does not occur, the PUs will vest at the end of a three-year "performance period" beginning on March 15, 2019 and ending on March 14, 2022, with a number of shares of our common stock being issued in settlement of each PU between 0 and 1.5 shares. The number of shares issued in settlement is determined by comparing our compound annual growth rate, or CAGR, during the performance period to that of the Russell 2000 Total Return Index. The shares will be issued within 90 days of the end of the performance period, on a date referred to as the "determination date."

If the Executive experiences a qualifying termination before a change in control, then a pro-rata portion of his PUs (determined by dividing the total number of days between the beginning of the performance period and his termination date by the total number of days in the performance period) will immediately vest but will not be settled until the determination date, at which time those vested PUs will be settled for common stock based on our comparative CAGR performance during the performance period.

If a change of control occurs after the qualifying termination but before the last day of the performance period, then the pro-rata portion of the Executive's PUs that vested on his termination date will be settled based on our comparative CAGR performance during the portion of the performance period before and including the date of the change in control, with our ending stock price being the price of our stock in the change in control. We refer to this settlement exchange ratio as the CIC Achievement Level. If the acquiring entity assumes the PUs, they will be settled on the last day of the performance period; otherwise, they will be settled immediately before the change in control.

If the Executive dies or becomes disabled, the PUs will immediately vest and each PU will be settled for one share of our common stock.

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2020 ANNUAL PROXY STATEMENT	Compensation of Executive Officers

If a change in control occurs while the Executive remains employed with us, his PUs will settle at the CIC Achievement Level, subject to his continued employment through the end of the performance period, unless the acquiring entity does not assume the PUs, in which case they vest immediately before the change in control. If the Executive is terminated without cause or resigns for good reason after a change in control but before the end of the performance period, the PUs will vest immediately but will not be settled until the end of the performance period, at which time they will be settled at the CIC Achievement Level. If the Executive retires after a change in control but before the end of the performance period, a pro-rata portion of his PUs (determined by dividing the total number of days between the beginning of the performance period and his termination date by the total number of days in the performance period) will vest and be settled at the CIC Achievement Level. If the Executive dies or becomes disabled after a change in control but before the end of the performance period, his PUs will immediately vest and will be settled at the CIC Achievement Level.

  Definitions

Except as noted, the definitions below apply to the Perry Employment Agreement, each Executive Employment Agreement and the PU award agreement, and each agreement refers to Messrs. Perry, Watson, Pierantoni, Darrow (in relation to the Prior Darrow Employment Agreement), Smith, Swart, Gunsagar and McClung, as applicable, as the "Executive." The following are summaries of the definitions included in the Perry Employment Agreement, the Executive Employment Agreements and the PU award agreement, and are qualified in their entirety by reference to the Perry Employment Agreement, the Executive Employment Agreements and the PU award agreement, as applicable.

As used in this section, "cause" means: (i) the Executive's failure (continued failure, with respect to Mr. Perry) to perform his assigned duties or responsibilities as an employee (as President and CEO, with respect to Mr. Perry) (other than a failure resulting from the Executive's disability) after written notice thereof from us describing (with specificity, with respect to Mr. Perry) his failure to perform such duties or responsibilities, which notice has actually been received by the Executive, with respect to Mr. Perry; (ii) the Executive engaging in any act of dishonesty, fraud or misrepresentation with respect to us; (iii) the Executive's violation of any federal or state law or regulation applicable to our business or our affiliates; (iv) the Executive's breach (material breach, with respect to Mr. Perry) of any confidentiality agreement or invention assignment agreement; or (v) the Executive being convicted of, or entering a plea of nolo contendere to, any crime (with respect to Mr. Perry, the Executive being convicted of, or entering a plea of nolo contendere to, a felony or any crime involving moral turpitude). The Perry Employment Agreement and each Executive Employment Agreement note, for purposes of clarity, that the Executive's termination of employment due to death or disability is not, by itself, deemed to be a termination by us other than for cause or a resignation for good reason.

As used in this section, "change in control" means: (i) a change in our ownership that occurs on the date that any person, or persons acting as a group, acquires ownership of our stock that, together with the stock held by such person, constitutes more than 50% of the total voting power of our stock; provided, that for purposes of this subsection (i), the acquisition of additional stock by any one person who is considered to own more than 50% of the total voting power of our stock will not be considered a change in control; provided, further, in the case of the Perry Employment Agreement and each Executive Employment Agreement, that our Board may, in its reasonable judgment, determine that any such change in the ownership of our stock as a result of a financing or otherwise for fundraising purposes, and in each case that is approved by the Board before the change in ownership, also will not be considered a change in control; (ii) in the case of the PU award agreement only, a change in our effective control which occurs on the date that a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election (but if any person is considered to be in effective control of us, the acquisition of additional control by the same person will not be a change in control); or (iii) subject to certain exclusions specified in the Perry Employment Agreement, the Executive Employment Agreements and the PU award agreement, a change in the ownership of a substantial portion of our assets that occurs on the date that any person, or persons acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by the person or persons) assets from us that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of our assets immediately before the

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2020 ANNUAL PROXY STATEMENT	Compensation of Executive Officers

acquisition or acquisitions; provided, that our Board may determine in its reasonable judgment that certain asset transfers that should not be considered to be a change in control due to extenuating factors. However, a transaction will not constitute a change in control if (x) its sole purpose is to change the state of our incorporation or (y) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held our securities immediately before the transaction. In addition, a transaction will not be deemed a change in control unless it qualifies as a change in control event within the meaning of Section 409A of the Code.

As used in this section, "disability" means the Executive (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering our employees.

As used in this section, "good reason" means the Executive's resignation within 30 days following the expiration of a cure period (discussed below) following the occurrence of one or more of the following, without the Executive's consent: (i) with respect to the Executive Employment Agreements only, a material reduction in the Executive's base salary, which reduction is not applicable to a majority of our senior management, excluding the substitution of substantially equivalent compensation and benefits; with respect to the Perry Employment Agreement only, a reduction in the Executive's base salary, excluding the substitution of substantially equivalent compensation and benefits, which reduction, as a percentage of base salary, is of a greater percentage than the percentage of base salary reduction applicable to a majority of our senior management; (ii) with respect to the Executive Employment Agreements only, a material reduction of the Executive's authority, duties or responsibilities, unless the Executive is provided with a comparable position; provided, that a reduction in authority, duties or responsibilities primarily by virtue of our being acquired and made part of a larger entity, whether as a subsidiary, business unit or otherwise (as, for example, when our CEO remains as such following an acquisition where we become a wholly owned subsidiary of an acquirer, but is not made the CEO of the acquiring company), will not constitute "good reason"; with respect to the Perry Employment Agreement only, a material reduction of the Executive's title, positions, authority, duties or responsibilities, or the assignment to the Executive of titles, positions, authority, duties or responsibilities that are inconsistent with his position as our President and CEO, in each case, that results in a material diminution of his authority, duties or responsibilities; provided, that a reduction in title, position, authority, duties or responsibilities by virtue of our being acquired and made part of a larger entity, whether as a subsidiary, business unit or otherwise (as, for example, when our CEO remains as such following an acquisition where we become a wholly owned subsidiary of an acquirer, but is not made the CEO of the acquiring company), will not constitute "good reason"; (iii) a material change (with respect to Mr. Perry only, any actual change) in the geographic location of the Executive's primary work facility or location; provided, that a relocation of 50 miles or less from the Executive's then-present location or to the Executive's home as his primary work location will not be considered a material change in geographic location; or, with respect to the Perry Employment Agreement only, the following clauses (iv) through (vi): (iv) the Executive being required to report to any person other than the Board or, if we are acquired, either the Board or the board of directors of the acquiring company; (v) the failure by a successor entity of us to assume the Perry Employment Agreement; or (vi) any other material breach of the Perry Employment Agreement. For an event to qualify as good reason, the Executive must not terminate employment with us without first providing us with written notice of the acts or omissions constituting the grounds for "good reason" within 90 days of the initial existence of the grounds for "good reason" and a reasonable cure period of not less than 30 days following the date of such notice, and such grounds must not have been cured during such time and for Messrs. Watson, Darrow and Smith only, any resignation for "good reason" must occur within two years of the initial existence of the acts or omissions constituting the grounds for "good reason."

As used in this section, "qualifying termination" means (i) the Executive's termination on or after May 15, 2021 due to retirement, (ii) the Executive's termination without cause or (iii) the Executive's resignation for good reason.

As used in this section, "retirement" means the Executive's ceasing to be a service provider for any reason other than his disability, death or termination by us for cause if (i) he is then at least age 65, (ii) he has previously

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2020 ANNUAL PROXY STATEMENT	Compensation of Executive Officers

served as a service provider for not less than five years and (iii) he has provided at least six months' advance written notice to us of his intention to terminate due to retirement.

  Estimated Payments Upon Termination of Employment and/or a Change in Control

The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of the NEOs serving as of the end of 2019 pursuant to the employment agreements in effect at that time. Payments and benefits are estimated assuming that the triggering event took place on the last business day of 2019 (December 31, 2019), and the price per share of our common stock is the closing price of our common stock on that date of $4.75. There can be no assurances that a triggering event would produce the same or similar results as those estimated below if it occurs on any other date or at any other price, or if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments of benefits, any actual payments and benefits may be different.

		Potential Payments Upon

		Termination other than for Cause or a Termination for Good Reason

Name	Benefit	Prior to Change in Control ($)	Upon or Following Change in Control ($)	Change in Control ($)(1)	Death or Disability ($)
Michael D. Darrow	Cash Severance(2)	333,333	333,333	—	—
	Vesting Acceleration of
	Equity Awards(3)	448,977(4)	744,772(5)	314,716	815,794(6)
	Continued Coverage of
	Employee Benefits(7)	23,515	23,515	—	23,515

	Total Benefits	805,825	1,101,620	314,716	839,309

Noel B. Watson	Cash Severance(2)	675,000	875,000(8)	—	—
	Vesting Acceleration of
	Equity Awards(3)	439,366(4)	1,647,618(5)	1,208,253	1,647,618(6)
	Continued Coverage of
	Employee Benefits	28,218(9)	28,218(9)	—	42,327(7)

	Total Benefits	1,142,584	2,550,836	1,208,253	1,689,945

Simon E. Smith	Cash Severance(2)	400,000	400,000	—	—
	Vesting Acceleration of
	Equity Awards(3)	180,372(4)	518,325(5)	337,953	518,325(6)
	Continued Coverage of
	Employee Benefits(7)	28,218	28,218	—	28,218

	Total Benefits	608,590	946,543	337,953	546,543

Jeffrey J. Swart	Cash Severance(2)	400,000	400,000	—	—
	Vesting Acceleration of
	Equity Awards(3)	250,970(4)	714,315(5)	478,358	770,669(6)
	Continued Coverage of
	Employee Benefits(7)	19,728	19,728	—	19,728

	Total Benefits	670,698	1,134,043	478,358	790,397

(1)
If a change in control occurs while the Executive remains employed by us and if he remains employed with us (or our successor) on the first day immediately following the 12-month anniversary of the closing of the change in control, then 100% of any of the Executive's equity awards other than PUs that both are outstanding as of such date and were granted to him at least 90 days before the change in control will vest and, if applicable, become fully exercisable. If the change of control occurs during the three-year performance period applicable to the Executive's PUs, then the number of PUs that vest in

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2020 ANNUAL PROXY STATEMENT	Compensation of Executive Officers

  connection with the change of control will be determined based upon the Company's CAGR performance measured against the Index companies' CAGR performance during the portion of the performance period the precedes the effective date of the change of control, but if the acquiring or surviving company assumes or substitutes the PUs with substantially similar equity awards, then the PUs will not vest until the last day of the performance period (but with the number of PUs vesting having been determined as of the closing of the change in control as described earlier).

(2)
Reflects the continuing payments of the Executive's base salary during the Executive's Severance Period. The Severance Period is defined as the period of time beginning immediately after the Executive's separation of service through the date that is six months after the separation, plus an additional two months for every fully completed year of service up to a maximum of 12 months, except for Mr. Watson, in whose case the payments will continue for 18 months after such separation.

(3)
Reflects the aggregate value of unvested option grants with an exercise price less than $4.75, the closing price of our common stock on the last business day of 2019 (December 31, 2019), and other equity awards. For unvested option grants with exercise prices less than $4.75, the aggregate value is determined by multiplying (i) the number of shares subject to such options as of December 31, 2019 by (ii) the difference between $4.75 and the exercise price of such options. The amounts do not reflect any dollar value associated with the acceleration of options with exercise prices in excess of $4.75. For unvested RSUs, the aggregate value is determined by multiplying (x) the number of shares subject to such awards as of December 31, 2019 by (y) $4.75. For unvested PUs, the aggregate value is determined by multiplying (A) the number of shares subject to such PUs that potentially vest (subject to other vesting conditions described further in these notes) as of December 31, 2019 by (B) $4.75.

(4)
Reflects the value of the immediate vesting of each then-outstanding equity award (other than PUs) as to the number of shares that otherwise would have vested had the Executive remained employed through the 12-month anniversary of the termination date. For PUs, the value is determined by multiplying the target payout by the quotient obtained by dividing the total number of days from the beginning of the performance period to December 31, 2019 by the total number of days during the performance period.

(5)
Reflects the value of the immediate vesting of 100% of each then-outstanding RSU and option award that is both outstanding as of the Executive's termination date and was granted to him at least 90 days before the change in control. Does not reflect any value for PUs, because no PUs would have vested had a change of control occurred on December 31, 2019 in light of the performance of the Company's CAGR as compared to the CAGR of the Index companies.

(6)
Reflects the value of the immediate vesting of 100% of each then-outstanding RSU and option award that is both outstanding as of the Executive's termination date and was granted to him at least 90 days before the change in control. For PUs, reflects the immediate vesting of the target number of PUs.

(7)
Reflects the estimated cost of COBRA or benefits continuation coverage, as applicable, during the Severance Period.

(8)
Pursuant to Mr. Watson's employment agreement, amount includes $200,000 in unpaid signing bonus.

(9)
Reflects the estimated cost of COBRA or benefits continuation coverage, as applicable, during the 12-month period following termination.

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2020 ANNUAL PROXY STATEMENT	Compensation of Executive Officers

The table below reflects the actual severance payments made to each of the NEOs who was not serving as of the end of 2019 pursuant to their employment and separation agreements as a result of the applicable triggering event.

Payments Upon

Termination other than for Cause or a Termination for Good Reason

Name	Benefit	Prior to Change in Control ($)	Upon or Following Change in Control ($)	Change in Control ($)	Death or Disability ($)
Victor A. "Chip" Perry	Cash Severance	3,200,000(1)	—	—	—
Vesting Acceleration of
	Equity Awards	1,376,286(2)	—	—	—
Continued Coverage of
	Employee Benefits	—	—	—	—

	Total Benefits	4,576,286	—	—	—

Robert T. "Tommy" McClung	Cash Severance	425,000(3)	—	—	—
Vesting Acceleration of
	Equity Awards	332,526(4)	—	—	—
Continued Coverage of
	Employee Benefits	28,218(5)	—	—	—

	Total Benefits	785,744	—	—	—

Neeraj Gunsagar	Cash Severance	423,346(6)	—	—	—
Vesting Acceleration of
	Equity Awards	281,232(4)	—	—	—
Continued Coverage of
	Employee Benefits	28,218(5)	—	—	—

	Total Benefits	732,796	—	—	—

(1)
Reflects a lump sum payment of 200% of Mr. Perry's annual base salary and target bonus paid upon his termination.

(2)
Reflects the value of the immediate vesting of 100% of Mr. Perry's then-outstanding RSU and option awards at termination. The aggregate value of the RSUs was determined by multiplying (i) the number of accelerated RSUs by (ii) the closing price of our common stock on the day before the vest date. The amounts do not reflect any dollar value associated with the acceleration of options as the exercise prices were in excess of the value of our common stock at the time of termination.

(3)
Reflects a lump sum payment of 12 months of Mr. McClung's base salary of $400,000 and an additional payment of $25,000.

(4)
Reflects the value of the immediate vesting of each then-outstanding equity award (other than PUs) as to the number of shares that otherwise would have vested had the executive remained employed through the 12-month anniversary of his termination date. The aggregate value of the RSUs was determined by multiplying (i) the number of accelerated RSUs by (ii) the closing price of our common stock on the day before the vest date. The amounts do not reflect any dollar value associated with the acceleration of options as the exercise prices were in excess of the value of our common stock at the time of termination. For PUs, the value is determined by multiplying the target payout by the quotient obtained by dividing the total number of days from the beginning of the performance period to the termination date by the total number of days during the performance period.

(5)
Reflects the estimated cost of COBRA or benefits continuation coverage, as applicable, during the 12 month period following the termination date.

(6)
Reflects a lump sum payment of 12 months of Mr. Gunsagar's base salary of $400,000 and an additional payment of $23,346.

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2020 ANNUAL PROXY STATEMENT	Compensation of Executive Officers

  2015 Inducement Equity Incentive Plan

The 2015 Inducement Equity Incentive Plan, or the Inducement Plan, was adopted in 2015 without stockholder approval pursuant to Nasdaq Stock Market Rule 5635(c)(4). No shares remain available for grant under the Inducement Plan, and no grants were made under the Inducement Plan in 2019. The Inducement Plan provided for the grant of equity-based awards in the form of nonstatutory stock options and its terms are substantially similar to the 2014 Plan, including with respect to treatment of equity awards in the event of a "merger" or "change in control" as defined under the Inducement Plan.

  2014 Equity Incentive Plan

The 2014 Plan provides that in the event of a "merger" or "change in control" as defined under the 2014 Plan, each outstanding award will be treated as the administrator determines, except that if a successor company or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then the award will fully vest, all restrictions on the award will lapse, all performance goals or other vesting criteria applicable to the award will be deemed achieved at 100% of target levels and the award will become fully exercisable, if applicable, for a specified period prior to the transaction. The award will then terminate upon the expiration of the specified period of time. If the service of an outside director is terminated on or following a change in control, other than pursuant to a voluntary resignation, his or her options, RSUs and stock appreciation rights, if any, will vest fully and become immediately exercisable, all restrictions on his or her restricted stock will lapse and all performance goals or other vesting requirements for his or her PUs will be deemed achieved at 100% of target levels, and all other terms and conditions met.

  Amended and Restated 2005 Stock Plan and 2008 Stock Plan

Our Amended and Restated 2005 Stock Plan, or the 2005 Plan, and our 2008 Plan, or the 2008 Plan, provide that in the event of a "merger" or "change in control," as defined therein, each outstanding award will be treated as the administrator determines, and unless determined otherwise by the administrator, will be assumed or an equivalent award substituted by the successor company or a parent or subsidiary of the successor company. If the successor corporation in a merger or change in control refuses to assume or substitute for the award, then the participant will fully vest in and have the right to exercise the award that is not assumed or substituted as to all of the award (including shares as to which it would not otherwise be vested or exercisable). If an award is not assumed or substituted for in connection with a merger or change in control, the administrator will notify the participant in writing that the award will be fully exercisable for a period of time as determined by the administrator in its sole discretion and the award will terminate upon the expiration of that period for no consideration, unless otherwise determined by the administrator. No shares remain available for grant under the 2005 Plan or the 2008 Plan, and no grants were made under those plans in 2019.

EQUITY COMPENSATION PLAN INFORMATION

  Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information regarding our equity compensation plans as of December 31, 2019:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders(1)	14,676,972(2)	$11.89(3)	10,521,842(4)
Equity compensation plans not approved by stockholder(5)	3,298,979	$10.27	—
Total	17,975,951	$11.45(3)	10,521,842(4)

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2020 ANNUAL PROXY STATEMENT	Compensation of Executive Officers

(1)
The 2014 Plan contains an evergreen provision, pursuant to which the number of shares of common stock available for issuance thereunder is increased on the first day of each fiscal year by an amount equal to the least of (a) 10,000,000 shares, (b) 5% of the outstanding shares of common stock on the last day of our immediately preceding fiscal year and (c) such other amount as our Board may determine.

(2)
Includes 890,992 shares of common stock subject to RSUs that entitle each holder to one share of common stock for each RSU that vests over the holder's period of continued service.

(3)
Weighted-average exercise price does not include shares issuable upon vesting of RSUs, which have no exercise price.

(4)
Does not include 5,343,291 shares that became available for issuance under the 2014 Plan on January 1, 2020 pursuant to the evergreen provision.

(5)
Includes 1,458,979 warrants to purchase common stock issued to various third-party service providers and 1,840,000 shares underlying an option issued pursuant to the Inducement Plan. Of the total outstanding warrants at December 31, 2019, warrants totaling 509,642 shares were exercisable. Of the total outstanding options issued pursuant to the Inducement Plan, there were 1,840,000 options exercisable at December 31, 2019. Refer to "2015 Inducement Equity Incentive Plan" under the heading "Potential Payments upon Termination" for a discussion of our Inducement Plan.

CEO PAY RATIO

Set forth below is a reasonable estimate, prepared under applicable SEC rules, of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of our other employees for 2019.

During 2019, we had two principal executive officers, Messrs. Perry and Darrow. Pursuant to Instruction 10 to Item 402(u) of Regulation S-K under the Exchange Act, we calculated the annual total compensation for our principal executive officer by annualizing the compensation reported in the Summary Compensation Table included in this proxy statement for Mr. Darrow, our principal executive officer as of December 31, 2019, as follows:

Compensation Component	Value from Summary Compensation Table	Annualized Value	Explanation
Salary	$400,000	$400,000	Not annualized. Mr. Darrow's salary was paid throughout 2019 without change.
Bonus	$300,000	$300,000	Not annualized, as this represents the discretionary bonus received for performance in 2019.
Stock Awards	$882,413	$882,413	Not annualized. In addition to his regular, annual equity award as EVP, Mr. Darrow received a supplemental RSU grant upon his appointment as Interim President and CEO.
Option Awards	$272,123	$272,123	Not annualized, as this option represents an annual equity award as EVP.
All Other Compensation	$158,101	$258,101	Annualized the $20,000 monthly stipend for service as Interim President and CEO; the remaining amounts were not annualized in light of Mr. Darrow's full-year 2019 service.
Total	$2,012,637	$2,112,637

Based on these calculations, the 2019 annual total compensation of our principal executive officer was $2,112,637. The 2019 annual total compensation of our median compensated employee other than Mr. Darrow was $130,939. Based on this information, for 2019, the ratio of the annual total compensation of Mr. Darrow to the median of the annual total compensation of all other employees was 16 to 1.

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2020 ANNUAL PROXY STATEMENT	Compensation of Executive Officers

To find the median compensated employee, we used wages from our payroll records as reported to the Internal Revenue Service on Form W-2 for 2019 as our consistently-applied compensation measure and selected the median employee from that list (after excluding Mr. Darrow). As of December 31, 2019, we had 709 employees globally, including 708 employees based in the United States and one employee based outside of the United States, in Canada. In determining the identity of our median employee, as permitted by SEC rules, we chose to exclude from this population the one employee in Canada, representing approximately one-tenth of one percent of our total employees. As a result, our employee population used for determining the median employee consisted of 708 full-time, part-time and temporary employees based only in the United States as of December 31, 2019. Since all of these employees are located in the United States, as is Mr. Darrow, we did not make any cost-of-living adjustments or foreign currency conversions. After identifying the median employee, we calculated annual total compensation for the median employee according to the methodology used to report the annual compensation of our named executive officers in the Summary Compensation Table.

The pay ratio disclosed above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

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2020 ANNUAL PROXY STATEMENT

Certain Relationships and Related Party and other Transactions

In addition to the director and executive officer compensation arrangements and indemnification arrangements discussed above under "Executive Officers, Directors and Corporate Governance" and "Executive Compensation," the following is a description of each transaction since January 1, 2019 and each currently proposed transaction in which:

  •
  we have been or are to be a participant;

  •
  the amount involved exceeded or exceeds $120,000; and

  •
  any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.

Transactions with Directors and Their Affiliates

USAA

USAA, a large stockholder and most significant affinity group marketing partner, beneficially owned approximately 8.4% of our common stock at December 31, 2019. In February 2020, days before the expiration of our then-current partnership agreement, which we refer to as the Former USAA Agreement, USAA informed us that it did not wish to extend our partnership, and we accordingly entered into a Transition Services Agreement and an associated Order Addendum No. 1 (Transition of Auto-Buying Program Platform) with USAA Federal Savings Bank, a wholly-owned subsidiary of USAA to which we refer as USAA FSB, as of February 14, 2020. We refer to this Transition Services Agreement and the associated Order Addendum collectively as the TSA.

Pursuant to the TSA, and upon the terms and subject to the conditions thereof, among other things, we will, during a transitional period ending on September 30, 2020, continue to operate the white-labeled website through which USAA FSB makes available to USAA members a new and used automobile buying program, which we refer to as the Auto-Buying Program. Beginning on October 1, 2020, the TSA provides for a 120-day wind-down period during which the Auto-Buying Program will no longer be made available to USAA members, and the parties will cooperate to wind down the Auto-Buying Program and provide services to USAA members who had submitted leads through the Auto-Buying Program before that date. The entry into the TSA did not change the revenue sharing amounts payable by us in connection with transactions by USAA members through the Auto-Buying Program, and USAA FSB will pay us a $20 million transition services fee over the term of the TSA, which we refer to as the Transition Services Fee. The TSA requires USAA FSB, subject to wind-down negotiations and certain regulatory carveouts, to use commercially reasonable efforts to support the Auto-Buying Program in a manner materially consistent with the manner in which it operated the Auto-Buying Program on February 14, 2020.

From time to time under the Former USAA Agreement and the TSA, we have provided marketing services to promote USAA membership, certain dealer incentive programs and loan subvention programs and have subsidized loan rate discount programs for USAA members who meet certain conditions. Under the Former USAA

63

2020 ANNUAL PROXY STATEMENT	Certain Relationships and Related Party and other Transactions

Agreement, for the year ended December 31, 2019, we made cash payments to USAA of $22.3 million and received cash payments from USAA of $1.4 million. Under the Former USAA Agreement, for the year ended December 31, 2019, 293,142 units, or approximately 29% of all units purchased from TrueCar Certified Dealers by TrueCar users, were matched to users of the Auto-Buying Program. We believe that the Former USAA Agreement was, and the TSA is, on terms no less favorable to us than we could have obtained from unaffiliated third parties. As a result of the wind-down of our partnership with USAA FSB under the TSA, we expect the Auto-Buying Program to represent a smaller share of our total units in 2020 than it did in 2019. We further expect to receive a net payment from USAA FSB during 2020 as a result of the Transition Services Fee being offset against the revenue share payments to USAA FSB.

In connection with the Former USAA Agreement, we issued to USAA warrants to purchase shares of our common stock. In May 2014, we issued to USAA a warrant to purchase up to 1,458,979 shares of our common stock consisting of 392,313 shares of common stock with an exercise price of $7.95 per share and 1,066,666 shares of common stock with an exercise price of $15.00 per share. The shares issuable upon exercise of these warrants are subject to certain performance-based vesting conditions. The vesting conditions are based on the number of cars sold by TrueCar Certified Dealers to our users originating from the USAA Auto Program. The warrant includes a multiplier provision whereby the vesting accelerates faster based on achievement of higher sales milestones within a given month. At December 31, 2019, there were 509,642 warrants that were earned and outstanding with an additional 949,337 warrants that are available for issuance upon achievement of minimum performance milestones. As a result of the wind-down of the Auto-Buying Program, we expect the warrants to expire on October 1, 2021.

Indemnification of Officers and Directors

Our Charter and Bylaws provide that we will indemnify our directors and officers, and may indemnify our employees and other agents, to the fullest extent permitted by Delaware law. Delaware law prohibits our Charter from limiting the liability of our directors for the following:

  •
  any breach of the director's duty of loyalty to us or to our stockholders;

  •
  acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

  •
  unlawful payment of dividends or unlawful stock repurchases or redemptions; and

  •
  any transaction from which the director derived an improper personal benefit.

In addition to the indemnification required in our Charter and Bylaws, we have entered into an indemnification agreement with each member of our Board. These agreements provide for the indemnification of our directors, officers and some employees for certain expenses and liabilities incurred in connection with any action, suit, proceeding or alternative dispute resolution mechanism, or hearing, inquiry or investigation that may lead to the foregoing, to which they are a party, or are threatened to be made a party, by reason of the fact that they are or were a director, officer, employee, agent or fiduciary of our company, or any of our subsidiaries, by reason of any action or inaction by them while serving as an officer, director, agent or fiduciary, or by reason of the fact that they were serving at our request as a director, officer, employee, agent or fiduciary of another entity. In the case of an action or proceeding by or in the right of our company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these Charter and Bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

Policies and Procedures for Related-Party Transactions

Our audit committee has the primary responsibility for reviewing and approving or disapproving "related-party transactions," which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members. Our audit committee charter provides that the audit committee shall review, approve or disapprove and oversee any related-party transactions.

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2020 ANNUAL PROXY STATEMENT

Audit Committee Report

This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other TrueCar filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference therein.

The following is the report of the audit committee of our Board of Directors. The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2019 with our management. In addition, the audit committee has discussed with PricewaterhouseCoopers LLP, our independent accountants, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the "PCAOB") and the SEC. The audit committee also has received the written disclosures and the letter from PricewaterhouseCoopers LLP as required by the applicable requirements of the PCAOB regarding the independent accountant's communications with the audit committee concerning independence, and the audit committee has discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP.

Based on the audit committee's review of the matters noted above and its discussions with our independent accountants and our management, the audit committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Respectfully submitted by:

Robert Buce (Chair)
Christopher Claus
Erin Lantz

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2020 ANNUAL PROXY STATEMENT

Proposal 1: Election of Directors

RECOMMENDATION OF THE BOARD

The Board unanimously recommends that stockholders vote FOR the election of each of Christopher Claus, Philip McKoy and John Mendel as Class III directors to serve until the 2023 annual meeting of stockholders or until his successor is duly elected and qualified.

Our Board consists of eight members. In accordance with our Charter, our Board is divided into three classes with staggered three-year terms. At the Annual Meeting, three directors will be elected for three-year terms.

Nominees

Our nominating committee recommended, and our Board approved, Christopher Claus, Philip McKoy and John Mendel as nominees for election to the Board at the Annual Meeting. Each of the nominees is currently a director of the Company. If elected, the nominees will serve as directors until our annual meeting in 2023, and until a successor is qualified and elected or until his earlier resignation or removal. Please see "Executive Officers, Directors and Corporate Governance" in this proxy statement for information concerning the nominees.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR each of Christopher Claus, Philip McKoy and John Mendel. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Vote Required

Each director is elected by a plurality of the voting power of the shares present virtually or represented by proxy at the meeting and entitled to vote on the election of directors at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote.

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2020 ANNUAL PROXY STATEMENT

Proposal 2: Ratification of Selection of Independent Registered Public Accountants

RECOMMENDATION OF THE BOARD

The Board, at the audit committee's recommendation, recommends that stockholders vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

The audit committee has appointed PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm for the fiscal year ending December 31, 2020 and recommends that stockholders vote for ratification of that appointment. The audit committee, in its discretion, may appoint new independent registered public accountants at any time during the year, notwithstanding the results of any vote and despite the fact it has already appointed PwC, if the audit committee believes that a change in our independent registered public accountant would be in our best interests and those of our stockholders. If our stockholders do not ratify this appointment, the audit committee may consider whether it should appoint another independent registered public accounting firm.

PwC served as our independent registered public accounting firm for the 2018 and 2019 fiscal years. We expect that representatives of PwC will be present at the virtual Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

Principal Accounting Fees and Services

The following table sets forth all fees accrued or paid to PwC for the years ended December 31, 2018 and 2019:

	Fiscal Year
	2018	2019
Audit Fees	$2,327,000	$2,356,309
Audit-Related Fees	53,000	338,000
Tax Fees	42,303	173,547
All Other Fees	6,300	6,300

Total	$2,428,603	$2,874,156

67

2020 ANNUAL PROXY STATEMENT	Proposal 2: Ratification of Selection of Independent Registered Public Accountants

Audit fees cover professional services provided by PwC in connection with the audit of our annual financial statements and an audit of the effectiveness of internal control over financial reporting, quarterly reviews of financial statements included in our annual reports on Form 10-K and quarterly reports on Form 10-Q and professional services rendered in connection with comfort letters, consents and reviews of other documents filed with the SEC.

Audit-related fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including due diligence activities relating to mergers and acquisitions and consultations concerning financial accounting and reporting standards.

Tax fees cover tax services provided by PwC including detailed tax studies (Section 382 studies), tax planning projects, consultation, tax advice related to mergers and acquisitions, and tax compliance services.

All other fees cover license fees for accounting research and disclosure software.

Pre-approval Policy.    Under our audit committee's charter, the audit committee is required to pre-approve all audit services and to pre-approve (or approve subsequently, where permitted by law) all non-audit and tax services performed by our independent registered public accountants in order to ensure that the provision of those services does not impair the public accountants' independence. In fiscal years 2018 and 2019, all fees identified above under the captions "Audit Fees," "Audit-Related Fees," "Tax Fees" and "All Other Fees" that PwC billed were approved by the audit committee in accordance with the audit committee's charter and other applicable legal requirements.

The audit committee has determined that PwC's rendering of other professional services for tax compliance and tax advice is compatible with maintaining PwC's independence.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock present virtually or represented by proxy and entitled to vote on the matter is necessary to ratify the selection of PwC as our independent registered public accounting firm for fiscal year 2020. A share that abstains on this proposal is treated as a share present virtually or represented by proxy and entitled to vote and, therefore, will have the effect of a vote "against" ratifying PwC as our independent registered public accounting firm. Broker non-votes will have no effect on the outcome of the vote.

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2020 ANNUAL PROXY STATEMENT

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation

RECOMMENDATION OF THE BOARD

The Board recommends a vote FOR the approval, on a non-binding advisory basis, of our executive compensation, as discussed in this proxy statement.

In accordance with SEC rules, we are providing our stockholders with the opportunity to approve, by advisory vote, the compensation of our named executive officers, as described in this proxy statement.

This proposal, commonly referred to as a "say-on-pay" vote, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and our executive compensation philosophy, objectives and program, as described in this proxy statement. Accordingly, we ask our stockholders to approve the compensation of our named executive officers, as disclosed in the section entitled "Executive Compensation" of this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, by casting a non-binding advisory vote "FOR" the following resolution:

"RESOLVED, that the stockholders of TrueCar, Inc. approve, on a non-binding advisory basis, the compensation paid to the named executive officers, as disclosed in the proxy statement for the 2020 Annual Meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussion."

As an advisory vote, the result will not be binding on the Board or the compensation committee. The say-on-pay vote will, however, provide us with important feedback from our stockholders about our executive compensation philosophy, objectives and program. The Board and the compensation committee value the opinions of our stockholders and expect to take into account the outcome of the vote when considering future executive compensation decisions and when evaluating our executive compensation program.

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2020 ANNUAL PROXY STATEMENT

The Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to submit your proxy or voting instructions at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS
Santa Monica, California April 8, 2020

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2020 ANNUAL PROXY STATEMENT	General Information

General Information

Q:  Why am I receiving these materials?

A:
The board of directors of TrueCar, Inc., which we refer to as the Board, is furnishing this Proxy Statement to you. It contains information related to our 2020 Annual Meeting of Stockholders, which we refer to as the Annual Meeting, to be held on Thursday, May 21, 2020 beginning at 8:30 a.m. Pacific Time and at any postponements or adjournments thereof. You can attend the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/True2020, where you will be able to participate, submit questions and vote online. References in this Proxy Statement to "we," "us," "our," "the Company" or "TrueCar" refer to TrueCar, Inc.

Q:  What is included in these materials?

A:
These materials include this Proxy Statement for our Annual Meeting of Stockholders and our Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission, or the SEC, on February 28, 2020, which we refer to as the Annual Report. We first made these materials available to you on the Internet on April 8, 2020. Our principal executive offices are located at 120 Broadway, Suite 200, Santa Monica, CA 90401, and our telephone number is (800) 200-2000. We maintain a website at www.TrueCar.com. The information on our website is not a part of this Proxy Statement.

Q:  What matters will stockholders vote on at the Annual Meeting?

A:
Stockholders will vote on the following matters at the Annual Meeting:

•
to elect Christopher Claus, Philip McKoy and John Mendel as Class III directors to serve until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified;

•
to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

•
to approve, on an advisory basis, the fiscal year 2019 compensation of our named executive officers; and

•
to transact such other business that may properly come before the Annual Meeting or at any adjournment or postponement thereof.

Q:  How does the Board recommend that I vote on these proposals?

A:
The Board recommends a vote:

•
FOR the election of Christopher Claus, Philip McKoy and John Mendel as Class III directors;

•
FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

•
FOR the approval of the advisory resolution indicating approval of the fiscal 2019 compensation of the Company's named executive officers.

Q:  Who is making this solicitation?

A:
The proxy for the Annual Meeting is being solicited by and on behalf of TrueCar by the Board.

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2020 ANNUAL PROXY STATEMENT	General Information

Q:  Who pays for the proxy solicitation process?

A:
TrueCar will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or electronic communications. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. Further, we may engage a proxy solicitor to assist in the solicitation of proxies and to provide related advice and support depending on a variety of factors, including preliminary voting results.

Q:  Who may vote at the Annual Meeting?

A:
Stockholders of record as of the close of business on March 26, 2020, which we refer to as the Record Date, are entitled to receive notice of, attend online and vote by live webcast at the Annual Meeting. Each share of our common stock is entitled to one vote on each matter. As of the Record Date, there were 107,183,532 shares of our common stock issued and outstanding, held by 112 holders of record. Each share of our common stock is entitled to one vote on each matter.

Q:  Why is TrueCar conducting the Annual Meeting as an exclusively virtual, online meeting?

A:
This is the fifth year we have conducted an exclusively virtual annual meeting. Our virtual annual meetings afford each stockholder equivalent or greater rights and opportunities to participate in our annual meetings than they would have at an in-person meeting; for example, the virtual format allows stockholders to communicate with us before and during the meeting so that they can ask questions of our Board or management. At the same time, we believe that holding the Annual Meeting solely on the Internet facilitates stockholder attendance and will increase stockholder participation and communication by enabling each stockholder to interact with us fully and equally, in real time, from any location around the world at no cost. A virtual annual meeting also makes it possible for more stockholders (regardless of the size of their holdings or their resources or physical location) to have direct access to information more quickly while offering us and our stockholders significant time and cost savings. We are aware of members of the investor community who believe that virtual annual meetings do not present sufficient opportunities for stockholders to interact with directors and management. While our stockholders, on the whole, have not expressed concern about our virtual meetings, our Board intends to continue carefully reviewing and considering alternative meeting platforms for future annual meetings.

Q:  What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:
Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record of those shares, and we sent these proxy materials directly to you.

  Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the "beneficial owner" of shares held in "street name," and that organization forwarded these proxy materials to you. The organization holding your account is the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

Q:  If I am a stockholder of record of TrueCar shares, how do I vote?

A:
If you are a stockholder of record, there are four ways to vote:

•
On the Internet.    You may vote by proxy on the Internet by following the instructions found on the proxy card.

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2020 ANNUAL PROXY STATEMENT	General Information

  •
  By Telephone.    You may vote by proxy by calling the toll free number on the proxy card.

  •
  By Mail.    You may vote by proxy by filling out the proxy card and returning it in the envelope provided.

  •
  During the Meeting.    You may vote during the Annual Meeting live on the Internet by following the instructions posted at www.virtualshareholdermeeting.com/True2020.

  The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on May 20, 2020.

Q:  If I am a beneficial owner of shares held in street name, how do I vote?

A:
If you are a beneficial owner of shares held in street name, you should have received from your broker, bank or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a "vote instruction form" sent by the broker, bank or other nominee. Please follow their instructions carefully. Street name stockholders may generally vote by one of the following methods:

•
On the Internet.    You may vote by proxy on the Internet by following the instructions found on the vote instruction form your broker, bank, trustee or nominee provides you. Additional Instructions can be found at www.virtualshareholdermeeting.com/True2020.

•
By Telephone.    You may vote by proxy by calling the toll free number found on the vote instruction form your broker, bank, trustee or nominee provides you.

•
By Mail.    You may vote by proxy by filling out the vote instruction form and returning it in the envelope your broker, bank, trustee or nominee provides you.

Q:  If I submit a proxy, how will it be voted?

A:
If you submit proxies that are properly dated, executed and returned, we will vote the shares represented by them at the Annual Meeting in accordance with your instructions. If the proxies do not contain specific instructions, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under "Can I change my vote or revoke my proxy?"

Q:  What should I do if I get more than one proxy or voting instruction card?

A:
Stockholders may receive more than one set of voting materials, including multiple copies of these proxy materials and multiple proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which they hold shares. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote all of the proxy cards and in accordance with all of the voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are counted.

Q:  Can I change my vote or revoke my proxy?

A:
You may change your vote or revoke your proxy at any time before the vote is taken at the Annual Meeting.

  If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to our Corporate Secretary at TrueCar, Inc., 120 Broadway, Suite 200, Santa Monica, California 90401 before your shares are voted or (3) attending the virtual Annual Meeting and voting by live webcast. Attending the Annual Meeting by live webcast will not cause your previously granted proxy to be revoked unless you specifically so request or vote by live webcast during the Annual Meeting.

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2020 ANNUAL PROXY STATEMENT	General Information

  For shares you hold beneficially in street name, you may generally change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided.

Q:  Can I attend the meeting in person?

A:
As discussed above, we will be hosting the Annual Meeting exclusively by live webcast. You will not be able to attend the Annual Meeting in person.

Q:  How do I participate in the Annual Meeting on the Internet?

A:
Any stockholder may listen to the Annual Meeting and participate by live webcast at www.virtualshareholdermeeting.com/True2020. The webcast will begin at 8:30 a.m. Pacific time on May 21, 2020, and stockholders may vote and submit questions during the Annual Meeting by live webcast. To enter the meeting, please have available your 12-digit control number (which can be found on your Notice of Internet Availability or, if you received a printed copy of the proxy materials, your proxy card). If you do not have your 12-digit control number, you will be able to listen to the meeting only. You will not be able to vote or submit questions during the meeting. Instructions on how to connect to and participate in the Annual Meeting on the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/True2020.

Q:  How many shares must be present or represented to conduct business at the Annual Meeting?

A:
At the Annual Meeting, the presence virtually or by proxy of a majority of the aggregate voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting is required for the Annual Meeting to proceed. If you have returned valid proxy instructions or attend the Annual Meeting by live webcast, your shares will be counted in determining whether there is a quorum, even if you wish to abstain from voting on some or all of the matters before the meeting.

Q:  What is the voting requirement to approve each of the proposals?

A:
With respect to Proposal One, the election of our directors, each director is elected by a plurality of the voting power of the shares present virtually or represented by proxy at the meeting and entitled to vote on the election of directors at the Annual Meeting. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected as Class III directors to serve until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified. Abstentions and broker non-votes will have no effect on the outcome of the vote.

  For Proposal Two, the ratification of the appointment of our independent registered public accounting firm, and Proposal Three, the advisory vote to approve named executive officer compensation, the affirmative vote of a majority of shares present virtually or represented by proxy and entitled to vote on the proposal is required to approve the proposal. Abstentions are treated as shares present and entitled to vote for purposes of such proposals and, therefore, will have the same effect as a vote "against" the proposal. Broker non-votes will have no effect on the outcome of the vote.

Q:  What are broker non-votes?

A:
Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on our sole "routine" matter—Proposal Two, the ratification of the appointment of our independent registered public accounting firm. Your broker will not have discretion to vote on Proposals One or Three.

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2020 ANNUAL PROXY STATEMENT	General Information

Q:  Who will tabulate the votes?

A:
A representative of Carl Hagberg and Associates will serve as the Inspector of Election and will tabulate the votes at the Annual Meeting.

Q:  What is the deadline to propose actions for consideration at next year's annual meeting or to nominate individuals to serve as directors?

A:
Stockholder Proposals:    Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2021 annual meeting, our Corporate Secretary must receive the written proposal at our principal executive offices no later than December 9, 2020. If we hold our 2021 annual meeting more than 30 days before or after May 21, 2021 (the one-year anniversary date of the Annual Meeting), we will disclose the new deadline by which stockholder proposals must be received to be considered for inclusion in our proxy statement for that annual meeting under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

  Stockholder proposals should be addressed to:

TrueCar, Inc.
Attn: Corporate Secretary
120 Broadway, Suite 200
Santa Monica, California 90401

  Our amended and restated bylaws, which we refer to as our Bylaws, also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) described in our proxy materials for the meeting, (2) brought by or at the direction of our Board or (3) brought by a stockholder of record (both when the stockholder provides proper written notice of the proposal and on the record date for the annual meeting) who has timely complied with the notice procedures set forth in our Bylaws. In addition, for business to be properly brought before an annual meeting by a stockholder, it must be a proper matter for stockholder action under our Bylaws and applicable law. To be timely for our 2021 annual meeting, our Corporate Secretary must receive the written notice at our principal executive offices:

  •
  not earlier than the close of business on January 23, 2021, and

  •
  not later than the close of business on February 22, 2021.

  If we hold our 2021 annual meeting more than 30 days before or more than 60 days after May 21, 2021 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Corporate Secretary at our principal executive offices:

  •
  not earlier than the close of business on the 120th day before the annual meeting, and

  •
  not later than the close of business on the later of (i) the 90th day before the annual meeting and (ii) the tenth day after the first public announcement of the date of the annual meeting.

  To be in proper written form, a stockholder's notice to the Corporate Secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting (1) a brief description of the business and the reasons for conducting the business at the annual meeting, (2) the name and address of the stockholder and any associated person proposing the business, (3) the class and number of shares of our common stock held of record or beneficially owned by the stockholder and any associated person,

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2020 ANNUAL PROXY STATEMENT	General Information

  (4) whether and the extent to which the stockholder and any associated persons have entered into any hedging or other transaction or series of transactions or any person has done so on their behalf with respect to any of our securities, and a description of any other similar agreement, arrangement or understanding, (5) any material interest of the stockholder and any associated person in the business and (6) a statement whether the stockholder or any associated person will deliver a proxy statement and form of proxy to stockholders. In addition, to be in proper written form, a stockholder's notice to the Corporate Secretary must be supplemented not later than five days after the record date to disclose the information contained in clauses (3) and (4) in this paragraph as of the record date. A stockholder's "associated person" is (A) any person controlling, directly or indirectly, or acting in concert with, the stockholder, (B) any beneficial owner of shares of our stock the stockholder owns of record or beneficially and on whose behalf the proposal or nomination, as the case may be, is being made or (C) any person controlling, controlled by or under common control with any person referred to in the preceding clauses (A) and (B).

  Nomination of Director Candidates:    In addition, our Bylaws permit certain stockholders to nominate directors for election at an annual meeting. To be eligible, a stockholder must be a stockholder of record as of the date notice of the annual meeting is given and as of the record date for the annual meeting.

  To be in proper written form, a stockholder's notice to the Company's Corporate Secretary must set forth, as to each nominee whom the stockholder proposes to nominate for election or re-election as a director: (1) the name, age, business address and residence address of the nominee, (2) the principal occupation or employment of the nominee, (3) the class and number of shares of the Company the nominee holds of record or owns beneficially and any derivative positions he or she holds of record or beneficially, (4) whether and the extent to which the nominee has entered into any hedging or other transaction or series of transactions with respect to any of our securities or any person has done so on his or her behalf, and a description of any other similar agreement, arrangement or understanding, the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of, the nominee, (5) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons pursuant to which the nominations were made, (6) a written statement executed by the nominee acknowledging that as a director of the Company, the nominee will owe a fiduciary duty under Delaware law to the Company and its stockholders and (7) any other information relating to the nominee that would be required to be disclosed about the nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required (including without limitation the nominee's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected). As to the stockholder giving notice of the director nomination, the notice must also include the information about the stockholder and any associated person described above in clauses (2) through (6) of the last paragraph under "Stockholder Proposals" above, and supplemented following the record date in the manner referred to in that paragraph. In addition, the stockholder must give timely notice to our Corporate Secretary under our Bylaws, which, in general, require that our Corporate Secretary receive the notice within the time period described above under "Stockholder Proposals" for stockholder proposals that are not intended to be included in our proxy statement. The charter of the nominating and corporate governance committee of the Board requires the committee to consider nominations of director candidates validly made by our stockholders in accordance with the provisions of our Bylaws.

  Additionally, as described in more detail under "Executive Officers, Directors and Corporate Governance—Board Committees—Nominating and Corporate Governance Committee," our nominating and corporate governance committee will consider certain nominations made by stockholders holding at least one percent of the fully diluted capitalization of TrueCar continuously for at least 12 months.

Q:  I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports for two or more stockholders sharing the same address

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2020 ANNUAL PROXY STATEMENT	General Information

  by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as "householding."

  Brokers with account holders who are TrueCar stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or you notify your broker or TrueCar that you no longer wish to participate in householding.

  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, TrueCar, Inc., 120 Broadway, Suite 200, Santa Monica, California 90401 or (3) contact our Investor Relations department by email at investors@truecar.com or by phone at (800) 200-2000, extension 8771. Stockholders who currently receive multiple copies of the Proxy Statement or Annual Report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:  What if I have questions about lost stock certificates or need to change my mailing address?

A:
You may contact our transfer agent, Computershare Trust Company, N.A., by telephone at (877) 373-6374 (in the United States) or (781) 575-2879 (outside the United States) or by email at web.queries@computershare.com if you have lost your stock certificate or need to change your mailing address.

77

2020 ANNUAL PROXY STATEMENT

Annex A — Reconciliation of Adjusted EBITDA to GAAP Net Loss

This Proxy Statement contains information regarding Adjusted EBITDA, which is a financial measure that is not calculated in accordance with generally accepted accounting principles in the United States, or GAAP. We define Adjusted EBITDA as net loss adjusted to exclude interest income, interest expense, depreciation and amortization, stock-based compensation, income (loss) from equity method investment, certain restructuring costs, certain executive departure costs, certain transaction expenses, certain litigation costs, changes in the fair value of contingent consideration and income taxes.

We have provided below a reconciliation of Adjusted EBITDA to net loss, the most directly comparable GAAP financial measure. Adjusted EBITDA should not be considered as an alternative to net loss or any other measure of financial performance calculated and presented in accordance with GAAP. In addition, our Adjusted EBITDA measure may not be comparable to similarly titled measures of other organizations as they may not calculate Adjusted EBITDA in the same manner as we do.

We use Adjusted EBITDA as an operating performance measure as it is (i) an integral part of our reporting and planning processes; (ii) used by our management and Board to assess our operational performance, and together with operational objectives, as a measure in evaluating employee compensation and bonuses; and (iii) used by our management to make financial and strategic planning decisions regarding future operating investments. We believe that using Adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis because it excludes variations primarily caused by changes in the excluded items noted above. In addition, we believe that Adjusted EBITDA is widely used by investors, securities analysts, rating agencies and other parties in evaluating companies as measures of financial performance and debt-service capabilities.

78

2020 ANNUAL PROXY STATEMENT	Annex A — Reconciliation of Adjusted EBITDA to GAAP Net Loss

The following table presents a reconciliation of net loss to Adjusted EBITDA for each of the periods presented:

	Year Ended December 31,
	2019	2018
	(in thousands)
Reconciliation of Net Loss to Adjusted EBITDA:
Net loss	$(54,890)	$(28,321)
Non-GAAP adjustments:
Interest income	(3,495)	(3,314)
Interest expense	—	2,649
Depreciation and amortization	25,591	22,677
Stock-based compensation(1)	37,974	37,219
Share of net loss of equity method investment	1,280	—
Certain litigation costs(2)	1,575	2,157
Executive departure costs(3)	5,089	—
Restructuring charges(4)	3,280	—
Transaction costs(5)	1,926	620
Change in fair value of contingent consideration	300	—
Provision for (benefit from) income taxes	289	(177)

Adjusted EBITDA	$18,919	$33,510

(1)
The excluded amounts include stock-based compensation of $7.2 million incurred in the second quarter of 2019 associated with the acceleration of certain equity awards and the extension of the exercise period for certain vested stock options related to the departures of certain executives, including our former chief executive officer.

(2)
The excluded amounts relate to legal costs incurred in connection with complaints filed by non-TrueCar dealers and the California New Car Dealers Association against TrueCar and consumer class action lawsuits. We believe the exclusion of these costs is appropriate to facilitate comparisons of our core operating performance on a period-to-period basis. Based on the nature of the specific claims underlying the excluded litigation matters, once these matters are resolved, we do not believe our operations are likely to entail defending against the types of claims raised by these matters. We expect the cost of defending these claims to continue to be significant pending that resolution.

(3)
The excluded amounts include $4.6 million in executive severance costs, as well as related recruiting fees of $0.5 million, associated with the separation of our former chief executive officer and the termination of executive-level employees in connection with the change in chief executive officer in 2019. We believe excluding the impact of these terminations and the associated chief executive officer recruiting fees is consistent with our use of these non-GAAP measures as we do not believe they are a useful indicator of our ongoing operating results.

(4)
The excluded amounts include $3.3 million in charges associated with a restructuring plan undertaken in 2019 to improve efficiency and reduce expenses We believe excluding the impact of these charges is consistent with our use of these non-GAAP measures as we do not believe they are a useful indicator of our ongoing operating results.

(5)
The excluded amounts represent external legal, accounting, consulting and other third-party fees and costs we incurred in connection with the evaluation and negotiation of potential acquisition transactions. These expenses are included in general and administrative expenses in our consolidated statements of comprehensive loss. We consider these fees and costs, which are associated with potential merger and acquisition transactions outside the normal course of our operations, to be unrelated to our underlying results of operations and believe that their exclusion provides investors with a more complete understanding of the factors and trends affecting our business operations.

79

Executive Officers

Michael Darrow
President and Chief
Executive Officer

Noel Watson
Chief Financial Officer and
Chief Accounting Officer

Simon Smith
Executive Vice President of
Dealer Sales and Service

Jeff Swart
Executive Vice President,
General Counsel and Secretary

Board of Directors

Michael Darrow
President and Chief
Executive Officer
TrueCar, Inc.

Christopher Claus
Chairman of the Board
TrueCar, Inc.

Robert Buce
Chairman
Palisades Holdings

John Krafcik
Chief Executive Officer
Waymo, LLC

Erin Lantz
Technology Executive and
Strategic General Manager

Philip McKoy
Chief Information Officer
UnitedHealthcare

John Mendel
Fmr EVP, Automobile Division
American Honda Motor Co.

Wesley Nichols
Entrepreneur and Board Partner
Upfront Ventures

Ion Yadigaroglu
Managing Principal
Capricorn Investment Group LLC

Transfer Agent
Computershare
Telephone: 877. 373. 6374
Fax: 866. 519. 8563
International: 781. 575. 2879

Ticker Symbol
NASDAQ: TRUE

Mail
Computershare
PO BOX 505000
Louisville, KY 40233-5000

Courier
Computershare
462 South 4th Street,
Suite 1600
Louisville, KY 40202

Contact Us
Danny Vivier
Vice President, Investor Relations
and Strategic Finance
424. 258. 8017

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/TRUE2020 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. TRUECAR, INC. 120 BROADWAY SUITE 200 SANTA MONICA, CA 90401 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E92451-P33046 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TRUECAR, INC. The Board of Directors unanimously recommends you vote FOR the following: 1.Election of Directors Nominees: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ! ! ! 01) 02) 03) Christopher Claus Philip McKoy John Mendel The Board of Directors unanimously recommends you vote FOR the following proposals: For Against Abstain 2.To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accountants for the fiscal year ending December 31, 2020. 3.Advisory vote to approve named executive officer compensation. ! ! ! ! ! ! NOTE: In their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or at any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E92452-P33046 TRUECAR, INC. Annual Meeting of Stockholders May 21, 2020 8:30 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Noel Watson and Jeffrey Swart, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TRUECAR, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 AM, PDT on May 21, 2020, live via the Internet at www.virtualshareholdermeeting.com/TRUE2020 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side